Exhibit 10.1

ACQUISITION AGREEMENT

This Agreement dated as of the 26th day of December, 2007 by and among ARTFEST INTERNATIONAL, INC., a Delaware Corporation, with an address at 27758 Santa Margarita Parkway, Suite 281, Mission Viejo, California, 92691 (“International”), those shareholders of International who are listed on Exhibit “A” (Article “Heading”), which is annexed hereto and made part hereof, (the “International Shareholders”),  those shareholders of ART CHANNEL, INC. who are listed on Exhibit “B” (Article “Heading”), which is annexed to, and made a part of, this Agreement (the “Channel Shareholders”), and ART CHANNEL, INC., a Texas Corporation, with an address at 16160 County Road 635, Blue Ridge, Texas, 75424 (“Channel”), which is only a party to this Agreement with respect to Articles “6”, “9”, “11” through “15” and “17” through “21” of this Agreement.

WITNESSETH

WHEREAS, International desires to acquire all of the shares of Channel;

WHEREAS, the Channel Shareholders desire to exchange all of their shares of Channel for twenty-eight million (28,000,000) shares of common stock of International of which eight million (8,000,000) shares will be issued at Closing (the “Closing Issuance”), which is hereinafter defined, and an additional twenty million (20,000,000) shares of common stock (the “Second Issuance”) shall be issued as soon as is practicable after the Closing and International files with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Incorporation increasing the authorized shares to one hundred million shares of common stock and two million (2,000,000) shares of preferred stock (the “Amendment”);

WHEREAS, International would not enter into this Agreement with the Channel Shareholders unless Channel agreed to make the representations and warranties set forth in Article “6” of this Agreement;

WHEREAS, Channel agrees to make the representations and warranties set forth in Article “6” of this Agreement in order to induce International to enter into this Agreement;

WHEREAS, the Channel Shareholders and the Board of Directors of International deem it advisable and in the best interests of each corporation and their respective shareholders that International acquires all of the shares of Channel from the Channel Shareholders in order to advance the long-term business interests of Channel and International;

WHEREAS, the Boards of Directors of each of Channel and International have adopted, approved and authorized the execution and delivery of this Agreement to implement the acquisition of all of the shares of Channel by International from the Channel Shareholders in compliance with the provisions of the Texas State Corporate Law and the Delaware General Corporation Law with the result that International shall issue shares of International to the Channel shareholders in exchange for one hundred (100%) percent of the issued and outstanding shares of Channel, and Channel shall thereby become a wholly-owned subsidiary of International;

WHEREAS, Channel and International intend that the acquisition of all of the shares of Channel by International from the Channel shareholders will qualify as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

WHEREAS, the Boards of Directors of Channel and International intend to, and shall, have this Agreement and the transactions with respect to this Agreement approved by the shareholders of  Channel and International in accordance with the applicable provisions of the Texas State Corporate Law and the Delaware General Corporation Law; the Channel shareholders shall approve of this Agreement in its entirety, including, but not limited to, Article “6” of this Agreement;

WHEREAS, as of the date of this Agreement, International has issued and outstanding twenty eight million one hundred ninety thousand six hundred  twenty nine (28,190,629) shares of common stock, par value $0.00001 (the “International Common Stock”);

WHEREAS, on the Closing Date International shall issue eight million (8,000,000)  shares of common stock, and shall issue an additional twenty million (20,000,000) shares as soon as it is practicable after the Amendment, of International Common Stock to the Channel Shareholders on a pro rata basis as set forth on Exhibit “B” (Article “3A”), which is annexed to, and made a part of this Agreement, in exchange for all of their shares of common stock of Channel, par value $0.001 per share (the “Channel Common Stock”), after which exchange International shall own one hundred (100%) percent of Channel’s issued and outstanding common stock, and Channel shall thereby become a wholly-owned subsidiary of International.

NOW, THEREFORE, in consideration of the mutual covenants of the parties hereinafter set forth, and for good and valuable consideration, receipt of which is hereby acknowledged,

IT IS AGREED:

1.  Recitals.  The parties hereby adopt as part of this Agreement each of the recitals which is set forth above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement and such WHEREAS clauses are hereby confirmed and ratified as being accurate by each party as to itself, herself  and himself.

2. Authorized Shares.  International agrees to authorize and implement the Amendment to increase its number of authorized shares as soon as it is practicable, so that there shall be one hundred million (100,000,000) authorized shares, par value $.0001 of International Common Stock, and two million (2,000,000) authorized shares, par value $.001) of International Preferred Stock.

3. Closing Transactions.

A. On the Closing Date, subject to, and consistent with, the provisions of this Agreement, International shall issue eight million (8,000,000) shares of common stock to the Channel Shareholders as set forth on Exhibit “B” (Article “3A”), which is annexed to, and made a part of, this Agreement, in exchange for all of the shares of Channel Common Stock; after which exchange International shall own one hundred (100%) percent of Channel’s common stock, and Channel shall thereby become a wholly-owned subsidiary of International.

B. Subject to, and consistent with, the provisions of this Agreement, and in accordance with the relevant provisions of the Texas State Corporate Law and Delaware General Corporation Law, Channel shall become a wholly-owned subsidiary of International through the share exchange set forth in Paragraph “A” of this Article “3” of this Agreement (the “Exchange”).  As soon as practicable on, or subsequent to, the Closing Date, the Articles of Exchange pursuant toArticle 5.02 of the Texas Business Corporation Act shall be duly executed and acknowledged and promptly delivered to the Secretary of State of the State of Texas for filing, as provided in the Texas Business Corporation Act. The Exchange shall become effective upon the time of filing of the Articles of Exchange with the Delaware Secretary of State (such time, the “Effective Time”). Upon the Effective Time, the effect of the Exchange shall be as provided in the applicable provisions of the Texas State Corporate Law and the Delaware General Corporation Law.

C. Voting Agreement.  The shareholders of International owning a majority of the issued and outstanding shares of common stock shall enter into the voting agreement (the “Voting Agreement”) with the Channel Shareholders, in the form annexed hereto and made a part hereof as Exhibit “C” which sets forth that:

i. The Shareholders of International shall authorize and implement the Amendment as soon as is practicable;

ii. The Shareholders of International shall authorize the Second Issuance; and

iii. After the Closing Issuance until the Second Issuance, the Shareholders of International agree to, in all circumstances in which the Board of Directors of International seek approval of its shareholders either voluntarily or by requirement of law, deliver to the Channel shareholder proxies such that the Channel Shareholders shall have the right to vote forty seven and eight-tenths (47.8%) percent of the total issued and outstanding shares of International.

4.  Post-Closing Obligations.

A. Satisfaction of Liabilities. Subject to, and consistent with, the provisions of this Agreement:

i. Channel shall utilize its best effort to enter into agreements with all of International’s creditors, except for the secured note owed to the Ditto Family Trust (“DFT”), of which the balance owed as of November 30, 2007 was four hundred fifty –four thousand nine hundred sixty-seven ($454,967) dollars, for the payment of all outstanding loan obligations by International.

ii. In consideration for the cancellation of the secured note  held by DFT, Channel shall pay to the DFT an aggregate of five hundred thousand ($500,000) dollars, pursuant to the following schedule:

a. twenty five thousand ($25,000) dollars due upon the closing of this Agreement;

b. one hundred and twenty five thousand ($125,000) dollars on March 31, 2008; and

c. monthly installments of seven thousand ($7,000) dollars per month until the remaining balance of three hundred fifty thousand ($350,000) dollars is fully satisfied, due upon the first business day of each month, beginning April 1, 2008.

iii. In exchange for the cancellation of International’s indebtedness owed to Mr. Larry Ditto, as soon as practicable subsequent to Closing, International shall issue to Mr. Ditto one millionfive hundred thousand (1,500,000) shares of common stock..

B. Capital.  The management of Channel agrees to use its best efforts subsequent to Closing to introduce to International  sources to provide up to five million ($5,000,000) dollars of working capital to Acquisition; provided, however, that there shall be no consequences if all or a portion of such monies is not raised.

C. Forbearance of Reverse Stock Split  International agrees that, for a period of one hundred eighty (180) days after Closing, International shall not approve or implement a reverse stock split of the Internatontal’s shares of common stock, or engage in any other measures outside of the ordinary course of business in which the intended result is the reduction of the value of shares of common stock, or the substantial dilution of the shares of common stock.

D. Increase in Authorized Shares.  As soon as is practicable after the Closing, and in accordance with the Voting Agreement, International shall authorize and implement the Amendment, increasing the authorized number of shares of common stock to one hundred million (100,000,000), and the number of shares of preferred stock to two million (2,000,000).

E. Second Issuance.  Immediately after the implementation of the Amendment, the Board of Directors of International shall resolve to issue to the Channel Shareholders as additional consideration for the Channel shares being exchanged,  the Second Issuance, to be distributed pro-rata to the of Channel Shareholders, based upon his, her or its ownership of Channel immediately prior to the Closing of this Agreement, and each share shall further be duly authorized and validlyissued and free of preemptive rights, with no personal liability attaching to the ownership thereof.

5. Directors and Officers.

A. At the Closing, the Board of Directors of International shall appoint two directors, who shall be designated by Channel to serve as the directors of International, to hold office in accordance with the certificate of incorporation and bylaws of the respective entity until their successor is duly elected or appointed and qualified. Larry Ditto, a director of International immediately prior to the Closing, shall remain on the Board of Directors for a period of at least six (6) months, and there after shall serve only if appointed by the Board of Directors and/or stockholders of International, All other directors of International serving immediately prior to the Closing Date shall resign upon the Closing.

B. At the Closing, after the appointment of individuals so designated by Channel as set forth in Paragraph “A” of this Article “5” of this agreement to International’s Board of Directors, International shall appoint the current officers of Channel, to hold office in accordance with the certificate of incorporation and bylaws of International.  The officers of International serving immediately prior to the Closing Date shall resign upon the Closing.

5. Closing Date.  The closing of this transaction (the “Closing”) shall take place at the offices having an address of 15851 Dallas Parkway, Suite 225, Addison, Texas, 75001 at 12:00 PMCentral Standard Time (“CST”) on December 28th, 2007 (the “Closing Date”).

6. Channel and the Channel shareholders’ Joint and Several Representations, Warranties and Covenants.  Channel and the Channel shareholders jointly and severally represent, warrant and covenant to International as follows:

A. Corporate Status.

i. Channel is a corporation duly organized pursuant to the laws of the State of Texas, with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement; and

ii. Copies of (a) the Certificate of Incorporation of Channel, and all amendments thereto, certified by the Secretary of State of the State of Texas, (b) the By-Laws of Channel, as amended, certified by the Secretary of Channel, and (c) a good standing certificate for Channel issued by the Secretary of State of the State of Texas as of a date not more than thirty (30) days prior to the date of this Agreement, are annexed to, and made a part of, this Agreement as Exhibits “D” (Article “6Aii”),  “E” (Article “6Aii”), and “F” (Article “6Aii”), respectively, and are complete and correct as of the date of this Agreement.

B. Authority of Channel.  Channel has the full corporate power and authority toexecute, deliver and perform this Agreement and has taken all corporate action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement, and no other corporate action on its part is necessary to authorize and approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement and the consummation by Channel of the transactions set forth in this Agreement have been duly and validly authorized, executed and delivered by the Board of Directors of Channel, and (assuming the valid authorization, execution and delivery of this Agreement by International) this Agreement is valid and binding upon Channel and enforceable against Channel in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' rights generally and laws restricting the availability of equitable remedies, and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).  A certified resolution of the Board of Directors of Channel and a unanimous consent of the Channel shareholders approving Channel’s entry into this Agreement and consummation of the transactions set forth in this Agreement are annexed to, and made a part of, this Agreement as Exhibits “G” (Article “6B”) and “H” (Article “6B”).

C. Ownership.  Annexed hereto and made a part hereof as Exhibit “I” (Article “6C”), is a schedule of all Channel shareholders and their respective ownership of Channel Common Stock.

D. Compliance with the Law and Other Instruments.  Except as otherwise provided in this Agreement and in the Exhibits annexed to, and made a part of, this Agreement, the businessand operations of Channel have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect Channel or its properties, assets, businesses or prospects.

E. Absence of Conflicts.  The execution and delivery of this Agreement, and the consummation by Channel of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of Channel’s Certificate of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which Channel is a party to or by which any of its assets are bound, (iii) do not and shall not cause Channel to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of Channel.  Channel has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

F. Financial Condition.  Except as set forth on the Channel Disclosure Schedule, which is annexed to, and made a part of, this Agreement as Exhibit “H” (Article “7F”) (i) Channel does not have any outstanding indebtedness or other liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise, and whether due or to become due), (ii) there has not been any material adverse change in Channel’s financial condition, assets, liabilities or business, (iii) there has not been any damage, destruction or loss, whether or not covered by insurance, materially affecting Channel’s properties, assets or business, (iv) Channel has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business, and(v) Channel has not made any change in its accounting methods or practices.

G. Environmental Compliance.  Channel is in compliance with all applicable environmental laws.

H. OSHA Compliance.  Channel is in compliance with all applicable federal, state and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety including, but not limited to, the Occupational Safety and Health Act of 1970, as amended, and the rules and regulations promulgated thereunder.

I. Taxes.  Channel has timely filed all required federal tax returns for income, franchise, social security, withholding, sales, excise, unemployment insurance, real estate and other taxes, and has paid or made adequate provisions for the payment of all such taxes shown to be due on said returns.

J. Litigation. There are no legal, administrative, arbitration or other proceedings or governmental investigations adversely affecting Channel or its properties, assets or businesses, or with respect to any matter arising out of the conduct of Channel’s business pending or to its knowledge threatened, by or against, any officer or director of Channel in connection with its affairs, whether or not covered by insurance.  Except as set forth on the Channel Disclosure Schedule, which is annexed to, and made a part of, this Agreement as Exhibit “J” (Article “6J”), neither Channel norits officers or directors are subject to any order, writ, injunction or decree of any court, department, agency or instrumentality affecting Channel.  Channel is not presently engaged in any legal action.

K. Contracts.  Except as set forth on the Channel Disclosure Schedule, Channel is not a party to any material contracts.

L. No Approvals.  No approval of any governmental authority is required of Channel in connection with the consummation of the transactions set forth in this Agreement.

M. Broker.  Channel has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  Channel represents that it has not dealt with any such person, firm or corporation and agrees to indemnify and hold harmless International from and against any and all claims for brokerage commissions by any person, firm or corporation on the basis of any act or statement alleged to have been made by Channel or its affiliates or agents.

N. Complete Disclosure.  No representation or warranty of Channel which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to Channel’s knowledge contains or shall contain any untrue statement of a material fact, or omits orshall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.  There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of Channel which would materially adversely affect same which has not been disclosed to International in this Agreement.

O. No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that International knew or had reason to know that any covenant, representation or warranty of Channel in this Agreement or furnished or to be furnished to International contained untrue statements.

O. Securities Laws.  Neither Channel nor, to Channel's knowledge, any director or executive officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of Channel, there is not, pending or contemplated, any investigation by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA), or other regulatory authority with respect to Channel or, to Channel's knowledge, any current or former director or executive officer of Channel.

7. International’s and International’s Shareholders Representations, Warranties and Covenants.  International and the International Shareholders, jointly and severally, represent, warrant and covenant to Channel and to each of the Channel shareholders as follows:

A. Corporate Status.

i. International is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Delaware, with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement; and

ii. copies of (a) the Certificate of Incorporation of International, and all amendments thereto, certified by the Secretary of State of the State of Delaware, (b) the By-Laws of International, as amended, certified by the Secretary of International, and (c) a good standing certificate for International issued by the Secretary of State of the State of Delaware as of a date not more than thirty (30) days prior to the date of this Agreement, are annexed to, and made a part of, this Agreement as Exhibits “K” (Article “7Aii”), “L” (Article “7Aii”) and “M” (Article “7Aii”) respectively, and are complete and correct as of the date of this Agreement.

B. Capitalization. Prior to the Amendment required pursuant to Article “4” of this Agreement, International’s authorized capital stock consists of forty million (40,000,000) shares of International Common Stock.  After the Amendment, International’s authorized capital stock shall consist of one hundred million (100,000,000) shares of International Common Stock, and two million (2,000,000) shares of International Preferred Stock.  Except as set forth in this Agreement, there are no subscriptions, options, warrants, rights or other agreements outstanding to acquire from  International shares of stock of International or any other equity security or security convertible into an equity security. Except as  set forth in this Agreement, there are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of International.  Except as set forth on the disclosure schedule (the “International Disclosure Schedule”) which is annexed to, and made a part of, this Agreement as Exhibit “N” (Article “7B”), International has not granted any registration rights with respect to any series of International stock outstanding.

C. Authority of International and the International Shareholders.  International and the International Shareholders have the full power and authority to execute, deliver and perform this Agreement and has taken all action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement, and no other corporate action on its part is necessary to authorize and approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement and the consummation by International and the International Shareholders of the transactions set forth in this Agreement have been duly and validly authorized, executed, and delivered by the Board of Directors of International, and (assuming the valid authorization, execution and delivery of this Agreement by the Channel shareholders) this Agreement is valid and binding upon International and enforceable against International in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).  A certified resolution of the Board of Directors of International and a consent of the shareholders holding a majority of the votes of International approving International’s entry into this Agreement and consummation of the transactions set forth in this Agreement are annexed to, and made a part of, this Agreement as Exhibits “O” (Article “7C”) and “P” (Article “7C”).

D. Ownership.  The individuals and/or entities set forth on Exhibit “Q” (Article “7D”) which is annexed to, and made a part of, this Agreement, are the shareholders of record of International.

E. Financial Condition.  International has fully disclosed its financial condition including all assets and liabilities on Form 10-QSB for the period ending September 30, 2007 which was filed on November 19, 2007 with the SEC (the “10-QSB).  All liabilities accrued after September 30, 2007 are set forth on the International Disclosure Schedule, which is annexed hereto and made a part hereof as Exhibit “N”.  Channel shall satisfy the obligations owed to the DFT pursuant to the schedule set forth in Subparagraph “ii” of Paragraph “A” of Article “4” of this Agreement, and shall seek to satisfy all other obligations of International pursuant to Subparagraph “i” of Paragraph “A” of Article “4” of this Agreement.  Channel understands that the liabilities of International not owed to the DFT  (the “Liability Balance”) are held by a group of International shareholders which may upon reaching an agreement with International after the Closing shall convert a portion of, or all of the Liability Balance into Common Shares of International at a future date.

F. Compliance with the Law and Other Instruments.  The business and operations of International have been and are being conducted in all material respects in accordance with allapplicable laws, rules and regulations of all authorities which affect International or its properties, assets, businesses or prospects.

G. Absence of Conflicts.  The execution and delivery of this Agreement and the issuance of the securities of International, and the consummation by International of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of International’s Certificate of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which International is a party to or by which any of its assets are bound, (iii) do not and shall not cause International to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of International.  International has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

H. Environmental Compliance.  International is in compliance with all applicable environmental laws.

I. OSHA Compliance.  International is in compliance with all applicable federal, state and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety including, but not limited to, the Occupational Safety and Health Act of 1970, as amended,and the rules and regulations promulgated thereunder.

J. Taxes. International has timely filed all required federal, state, city and local tax returns for income, franchise, social security, withholding, sales, excise, unemployment insurance, real estate and other taxes, and has paid or made adequate provisions for the payment of all such taxes shown to be due on said returns.

K. Litigation. There are no legal, administrative, arbitration, or other proceedings or governmental investigations adversely affecting International or its properties, assets or businesses, or with respect to any matter arising out of the conduct of International’s business pending, or to its knowledge threatened, by or against, any officer or director of International in connection with its affairs, whether or not covered by insurance.  Except as set forth on the International Disclosure Schedule, neither International nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality, affecting International.  International is not presently engaged in any legal action.

L. Contracts.  Except as set forth on the International Disclosure Schedule, International is not a party to any material contracts.

M. Absence of Changes.  There has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of International, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of International for any period prior to the date of this Agreement or arising out of any transaction of International prior to such date).  There has not been any declaration, setting aside or payment of any dividend or other distribution with respect to International’s securities, or any direct or indirect redemption, purchase or other acquisition of any of International’s securities.  To International’s knowledge, there has not been an assertion against International of any liability of any nature or in any amount not fully reflected or reserved against in the International Disclosure Schedule.

N. No Approvals.  No approval of any governmental authority is required of International in connection with the consummation of the transactions set forth in this Agreement.

O. Broker.  International has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  International represents that it has not dealt with any such person, firm or corporation and agrees to indemnify and hold harmless each of the Channel shareholders from and against any and all claims for brokerage commissions by any person, firm or corporation including on the basis of any act or statement alleged to have been made by International or its affiliates or agents.

P. Securities Laws.  Neither International nor, to International's knowledge, any director or executive officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of International, there is not, pending or contemplated, any investigation by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA), or other regulatory authority with respect to International or, to International's knowledge, any current or former director or executive officer of International.

Q. Complete Disclosure.  No representation or warranty of International which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to International’s knowledge contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.  There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of International which would materially adversely affect same which has not been disclosed to the Channel shareholders in this Agreement.

R. No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that any of the Channel shareholders knew or had reason to know that any covenant, representation or warranty of International in this Agreement or furnished or to be furnished to such Channel Shareholder contained untrue statements.

8. Channel Shareholders’ Representations, Warranties and Covenants.Each of the Channel shareholders, each as to himself or itself, hereby represents and warrants to each of the other parties to this Agreement that the statements contained in this Article “8” of this Agreement are true and correct:

A. Ownership.  He, she or it is the record, beneficial and equitable owner of such number of shares of Channel Common Stock as is set forth opposite his or its name on Exhibit “I” or “Q”.  He or it holds said shares free and clear of all liens, claims or encumbrances, and has the full right and authority to exchange or transfer said shares pursuant to the terms of this Agreement.

B. Absence of Conflicts.  His, she or its execution and delivery of this Agreement, the transfer of his or its shares of Channel Common Stock and the consummation by him or it of the transactions set forth in this Agreement do not and shall not cause him or it to violate or contravene any provision of law or any governmental rule or regulation.

C. No Approvals.  No approval of any governmental authority is required of him , her or it in connection with the consummation of the transactions set forth in this Agreement.

D. Complete Disclosure.  No representation or warranty of him, her or it which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to his or its knowledge contains or shall contain any untrue statement of a material fact, omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.

E. No Defense.  It shall not be a defense to a suit for damages by another party to this Agreement against him, her or it for any misrepresentation or breach of covenant or warranty that the other party which is suing him or it knew or had reason to know that any covenant, representation or warranty of him, her or it in this Agreement contained untrue statements.

F. Broker.  He, she or it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  Each of the Channel shareholders represents that he or it has not dealt with any such person, firm or corporation and agrees to indemnify and hold harmless International from and against any and all claims for brokerage commissions by any person, firm or corporation on the basis of any act or statement alleged to have been made by him or it or his or its affiliates or agents.

9. Mutual Covenants of All of the Parties Hereto.

A. Best Efforts.  Each of the parties hereto shall use its best efforts to perform or satisfy each covenant or condition to be performed or satisfied by each of them before and after the Closing Date.

B. Notice of Developments and Updates.  Each of the parties hereto shall give prompt written notice pursuant to Paragraph “C” of Article “21” of this Agreement to the other parties hereto of any act, event or occurrence which may cause or constitute a breach of any of its own representations and warranties in Articles “6”, “7” or “8” of this Agreement, as the case may be.

C. No Public Announcement.  None of the parties hereto shall, without the prior written approval of all of the Channel shareholders and International, make any press release or other public announcement or communicate with any customer, competitor, or supplier of, or others having business dealings with, either of Channel or International concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall determine such disclosure is required by law (which determination shall be made by such party based upon the advice of its counsel), in which event the other parties hereto shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

D. Exclusivity.   Neither Channel nor International shall, without the prior written approval of (i) in the case of International, all of the Channel shareholders or (ii) in the case of Channel, International, (i) enter into, or (ii) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for, a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including, but not limited to, by way of a tender offer) or similar transaction involving such party, other than the transactions contemplated by this Agreement.

10. Conduct of International’s Business Prior to the Closing Date.  Between the date of this Agreement and the Closing Date, International shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of International, and use its best efforts to preserve International’s relationships, if any, with customers, suppliers and others having business dealings with International, to the end that its goodwill and ongoing business shall not be materially impaired on the Closing Date.  Without the prior written consent of all of the Channel shareholders, International shall not:

A. make any change in its Certificate of Incorporation or By-Laws, except pursuant to the terms and conditions of this Agreement;

B. authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock, except pursuant to the terms and conditions of this Agreement;

C. take any action or omit to do any act which would cause the representations or warranties of International contained herein to be untrue or incorrect in any material respect;

D. declare or make any payment or distribution to its shareholders (other than payment of compensation for services rendered, if applicable) or purchase or redeem any shares of capital stock, except pursuant to the terms and conditions of this Agreement;

E. commit any act or omit to do any act which would cause a material breach ofany agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement;

F. wind down or transfer its business; or

G. engage in any business activities whatsoever.

11. Conduct of Channel Business Prior to the Closing Date.  Between the date of this Agreement and the Closing Date, Channel shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of Channel, and use its best efforts to (i) keep available to Channel the services of Channel’s present officers and employees, (ii) preserve Channel’s relationships, if any, with customers, suppliers and others having business dealings with Channel, to the end that its goodwill and ongoing business shall not be materially impaired on the Closing Date.  Without the prior written consent of International, Channel shall not:

A. make any change in the Certificate of Incorporation or By-Laws of Channel;

B. conduct the business of Channel in any manner other than in the ordinary course;

C. authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock;

D. declare or make any payment or distribution to its shareholders (other than payment of compensation for services rendered, if applicable) or purchase or redeem any shares of capital stock, except pursuant to the terms and conditions of this Agreement;

E. take any action or omit to do any act which would cause the representations or warranties of Channel contained herein to be untrue or incorrect in any material respect;

F. commit any act or omit to do any act which would cause a material breach of any agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement; or

G. commit any other act or omit to do any other act which would have a material adverse effect upon the business, financial condition or earnings of Channel.

12. Nondisclosure of Confidential Information/Non-Circumvent.

A. As used in this Agreement, “Confidential Information” shall mean oral or written information which is directly or indirectly presented to a party, its past, present or future subsidiaries, parents, officers, consultants, directors, shareholders, affiliates, attorneys, employees, agents and its and their respective Immediate Families (as defined below; all of the foregoing are hereinafter collectively referred to as “Agents”) by another party or its Agents, including, but not limited to, information which is developed, conceived or created by the party, or disclosed to the other party or  its Agents or known by or conceived or created by the other party or its Agents during, or after the termination of, this Agreement if disclosed to the other party or its Agents or known by or conceived or created by the other party or its Agents as a result of this Agreement, with respect to the party, its business or any of said party’s products, processes, and other services relating thereto relating to the past or present business or any plans with respect to future business of the party, or relating to the past or present business of a third party or plans with respect to future business of a third party which are disclosed to the party.  Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services, whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs, source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of customers and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of the party that the party informs the other party or its Agents or the other party or its Agents should know, by virtue of said party’s position or the circumstances in which said party learned such other information, is to be kept confidential including, but not limited to, any information acquired by the other party or its Agents from any sources prior to the commencement of this Agreement.  Confidential Information also includes similar information obtained by the party in confidence from its vendors, licensors, licensees, customers and/or clients.  Confidential Information may or may notbe labeled as confidential.

For purposes of this Agreement, “Immediate Family” shall include the following: (A) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (B) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person; provided, however, that it shall not include any person who was legally adopted after attaining the age of eighteen (18) by any of the persons specified in this Paragraph “A” of this Article “12” of this Agreement or any spouse or issue (whether by blood or adoption) of any such person.  A parent of a specified person shall include an affiliate.

B. Except as required in the performance of a party’s or its Agents’ obligations pursuant to this Agreement, neither said party nor its Agents shall, during, or after the termination of, this Agreement, directly or indirectly, use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity.  Said Party or its Agents shall take all reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction.  The foregoing prohibition shall not apply to any Confidential Information which: (i) was generally available to the public prior to such disclosure; (ii) becomes publicly available through no act or omission of said party or its Agents (iii) is disclosed as reasonably required in a proceeding to enforce said party’s rights under this Agreement or (iv) is disclosed as required by court order or applicable law; provided, however, that if said party and/or its Agents are legally requested or required by court order or applicable law, including, but not limited to, by oral question, interrogatories, request for information or documents, subpoenas, civil investigative demand or similar process to disclose any Confidential Information, said party and/or its Agents, as the case may be, shall promptly notify the party of such request or requirement so that the party may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, said party and/or its Agents, as the case may be, agree to furnish only that portion of the Confidential Information which they are advised by their respective counsel is legally required.

C. Upon termination of this Agreement for any reason or at any time upon request of a party, the other party and its Agents agree to deliver to the requesting party all materials of any nature which are in the other party’s or its Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the requesting party or any vendor, licensor, licensee, customer or client of the party, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, system design information, models, manuals, documentation and notes.  The other party and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information and such destruction shall be confirmed to the requesting party in writing by the other party and/or its Agents.

D. Upon the consummation of the transaction set forth in this Agreement, all of the Confidential Information shall be deemed to be the property of International.

13. Survival of Representations, Warranties and Covenants.  All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive the Closing Date hereof, and shall continue in full force and effect, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

14. Conditions of Closing.

A. Conditions to the Channel shareholders’ Obligation to Close.  The obligation of the Channel shareholders to close the transactions set forth in this Agreement shall be subject to the following conditions:

i. Representations and Warranties of International and the International Shareholders to be True.  To International and the International Shareholders’ knowledge, the representations and warranties of International and International Shareholders set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement; and International shall have delivered to the Channel shareholders a certificate ofInternational (the “International Certificate”) in the form annexed to, and made a part of, this Agreement as Exhibit “R” (Article “14Ai”), signed by the President of International dated the Closing Date to such effect;

ii. Performance of Obligations of International.  International shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by it prior to the Closing Date, and International shall have delivered to the Channel shareholders the International Certificate signed by the President of International and dated the Closing Date to such effect;

iii. No Adverse Change.  There shall not have occurred any material adverse change since the date of this Agreement and through the date of the Closing Date in the business, properties, results of operations or business or financial condition of International, and International shall have delivered to the Channel shareholders the International Certificate signed by the President of International and dated the Closing Date to such effect;

iv. Statutory Requirements.  Any statutory requirement for the valid consummation by International of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by International of the transactions set forth in this Agreement and to permit the business presently carried on by International to continue unimpaired following the Closing Date, shall have been obtained, andInternational shall have delivered to the Channel shareholders the International Certificate signed by the President of International and dated the Closing Date to such effect;

v. No Governmental Proceedings.  No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement and International shall have delivered to the Channel shareholders the International Certificate signed by the President of International and dated the Closing Date to such effect;

vi. Consents Under Agreements.  International shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this Agreement and International shall have delivered to the Channel shareholders the International Certificate signed by the President of International and dated the Closing Date to such effect;

vii. Good Standing Certificate.  On the Closing Date, International shall provide the Channel shareholders with a good standing certificate for International issued by the Secretary of State of the State of Delaware, which certificate is complete and correct as of a date within thirty (30) days prior to the Closing Date;

viii. Shareholder Approval.  As soon as it practicable subsequent to the execution of this Agreement, the shareholders of International approve this Agreement and its related transactions in accordance with the applicable provisions of the Delaware Corporations Code, and International shall have delivered to the Channel shareholders a consent of the shareholders of International in the form annexed to, and made a part of, this Agreement as Exhibit “P” (Article “7C”); and

ix. Directors and Officers.  The Board of Directors of International shall have appointed so designated by Channel pursuant to Paragraph “A” of Article “4” of this Agreement, and the directors and officers of International serving immediately prior to the Closing Date shall have resigned pursuant to Paragraphs “A” and “B” of Article “4” of this Agreement, respectively; provided however, that Larry D. Ditto shall remain a member of the Board of Directors for a period of six month subsequent to Closing, and thereafter upon the discretion of Channel and Channel’s shareholders.

x. No Liabilities.  International shall have no liabilities, contractual or other obligations, or business activities, all of which shall have been satisfied, resolved or transferred  except those which have been set forth on the Form 10-QSB, those liabilities set forth in Paragraph “A” of Article “4” or set forth on the International Disclosure Schedule prior to the Closing without any recourse or liability to International.

B. Conditions to International’s Obligation to Close.  The obligation of International to close the transactions set forth in this Agreement shall be subject to the following conditions:

i. Representations and Warranties of Channel and the Channel shareholders to be True.  To Channel and the Channel shareholders’ knowledge, the representations and warranties of Channel and the Channel shareholders set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement; and the Channel shareholders shall have delivered to International a certificate of Channel (the “Channel Certificate”) in the form annexed hereto and made a part hereof as Exhibit “S” (Article “14Bi”), signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect;

ii. Performance of Obligations of Channel and the Channel shareholders.  Channel and each of the Channel shareholders shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by him or it prior to the Closing Date, and the Channel shareholders shall have delivered to International the Channel Certificate signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect;

iii. No Adverse Change.  There shall not have occurred any material adverse change through the date of the Closing Date in the business, properties, results of operations or business or financial condition of Channel, and Channel shall have delivered to International the Channel Certificate signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect;

iv. Statutory Requirements.  Any statutory requirement for the valid consummation by Channel and the Channel shareholders of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by Channel and the Channel shareholders of the transactions set forth in this Agreement and to permit the business presently carried on by Channel to continue unimpaired following the Closing Date, shall have been obtained, and the Channel shareholders shall have delivered to International the Channel Certificate signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect;

v. No Governmental Proceedings.  No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement, and the Channel shareholders shall have delivered to International the Channel Certificate signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect;

vi. Consents Under Agreements.  The Channel shareholders shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this Agreement, and the Channel shareholders shall have delivered to International the Channel Certificate signed by the President of Channel and all of the Channel shareholders and dated the Closing Date to such effect; and

vii. Shareholder Approval.  The Channel shareholders shall have approved this Agreement and its related transactions pursuant to the applicable provisions of the Texas Business Corporation Act, and the Channel shareholders shall have delivered to International a consent of the Channel shareholders in the form annexed to, and made a part of, this Agreement as Exhibit “H” (Article “6B”).

viii. Good Standing Certificate.  On the Closing Date, the Channel shareholders shall provide International with a status certificate for Channel issued by the Secretary of State of the State of Texas, which certificate is complete and correct as of a date within thirty (30) days prior to the Closing Date;
x. Shareholder Designation. The Channel shareholders irrevocably constitute and appoint Eddie Vakser with full power of substitution and re-substitution, as its and their true and lawful agent, attorney-in-fact and representative, with full power to act for and on behalf of the Shareholders, and each of them, for all purposes pursuant to this Agreement and in connection with the transactions therein as set forth in the form annexed to, and made a part of, this Agreement as Exhibit “W”.

15. Documents, Certificates, etc. to be Delivered at Closing.

A. At the Closing, International shall deliver the following items to the Channel shareholders:

i. the International Certificate (as defined in Subparagraph “i” of Paragraph “A” of Article “14” of this Agreement), signed by the President of International, in the form annexed to, and made a part of, this Agreement as Exhibit “R” (Article “14Ai”);

ii. stock certificates evidencing the Closing Issuance, as defined in the second  “WHEREAS” clause of this Agreement;

iii. a good standing certificate of International, dated within thirty (30) days prior to the Closing Date;

iv. a consent of the shareholders of International, in the form annexed to, and made a part of, this Agreement as Exhibit “P” (Article “7C”).

B. At the Closing, the Channel shareholders shall deliver the following items to International:

i. the Channel Certificate, as defined in Subparagraph “i” of Paragraph “B” of Article “14” of this Agreement, signed by the President of Channel, in the form annexed to, and made a part of, this Agreement as Exhibit “S” (Article “14Bi”);

ii. a single stock certificate evidencing all of the issued and outstanding shares of Channel Common Stock; and

iii. a consent of the Channel shareholders, in the form annexed to, and made a part of, this Agreement as Exhibit “H” (Article “6B”).

iv. a good standing certificate of Channel, dated within thirty (30) days prior to the Closing Date.

16. Equitable Relief.

A. International acknowledges that the Channel shareholders shall be irreparably damaged if this Agreement is not consummated.  Therefore, in the event of any breach by International of this Agreement, any of the Channel shareholders shall have the right, at his or its election, to obtain equitable relief including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) to prove any actual damage or (iii) to prove that money damages would not provide an adequate remedy.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which any of the Channel shareholders may have for damages or otherwise.

B. Each of the Channel shareholders acknowledges that International shall be irreparably damaged if this Agreement is not consummated.  Therefore, in the event of any breach byChannel or any of the Channel shareholders of this Agreement, International shall have the right, at its election, to obtain equitable relief including, but not limited to, an order for specific performance of this Agreement or an injunction, without the need to: (i) post a bond or other security, (ii) to prove any actual damage or (iii) to prove that money damages would not provide an adequate remedy.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which International may have for damages or otherwise.

17. Method of Termination.  This Agreement may be terminated prior to the Closing Date, by any of the following methods:

A. by mutual written consent of International and all of the Channel shareholders, authorized by the Boards of Directors of each of International and Channel;

B. by written notice from (i) International to all of the Channel shareholders, or (ii) all of the Channel shareholders to International, if within ten (10) business days after receipt of such written notice that the Closing Date has passed, the Closing has not occurred; provided, however, that if the Closing shall not have occurred on, or prior to, the Closing Date as a result of any action taken, or failure to act, by any governmental or regulatory authority including, but not limited to, the withholding of, or a delay in, any approval in connection with any aspect of the transactions contemplated hereby, then the Closing Date shall automatically be extended until a date which is a reasonable time subsequent to the date upon which such governmental or regulatory action is resolved which will allow the parties to complete the procedures required to consummate the  transactions contemplated hereby; provided, further, however, that the right to terminate this Agreement pursuant to this Paragraph “B” of this Article “17” of this Agreement shall not be available to any party whose failure to fulfill any obligation pursuant to this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

C. by International if there is a material breach of any representation or warranty set forth in Article “6” of this Agreement or by any Channel Shareholder in Article “8” of this Agreement or any covenant or agreement to be complied with or performed by Channel or any of the Channel shareholders pursuant to the terms of this Agreement, including, but not limited to, the covenants set forth in Article “9” of this Agreement, or the failure of a condition set forth in Paragraph “B” of Article “14” of this Agreement to be satisfied (and such condition is not waived in writing by International) on or prior to the Closing Date, or the occurrence of any event which results in the failure of a condition set forth in Paragraph “B” of Article “14” of this Agreement to be satisfied on or prior to the Closing Date; provided however, that, International may not terminate this Agreement prior to the Closing Date if Channel or any of the Channel shareholders, as the case may be, has not had an adequate opportunity to cure such failure, pursuant to Article “19” of this Agreement; or

D. by the mutual written consent of all of the Channel shareholders if there is a material breach of any representation or warranty set forth in Article “7” of this Agreement or any covenant or agreement to be complied with or performed by International, including, but not limited to, the covenants set forth in Article “9” of this Agreement, or the failure of a condition set forth in Paragraph “A” of Article “14” of this Agreement to be satisfied (and such condition is not waived in writing by Channel) on or prior to the Closing Date, or the occurrence of any event which results in the failure of a condition set forth in Paragraph “A” of Article “14” of this Agreement to be satisfied on or prior to the Closing Date; provided however, that, the Channel shareholders may not terminate this Agreement by mutual written consent prior to the Closing Date if International has not had an adequate opportunity to cure such failure pursuant to Article “19” of this Agreement.

18. Effect of Termination.  If this Agreement is terminated pursuant to the provisions set forth in Article “17” of this Agreement, this Agreement shall become null and void and shall have no further effect.

19. Cooperation; Notice; Cure.  Subject to compliance with applicable law, from the date of this Agreement until the Closing Date, each of the parties shall confer on a regular and frequent basis with one or more representatives of the other parties to report on the general status of ongoing operations.  Channel or the Channel shareholders, as the case may be, shall promptly provide International or its counsel with copies of any filings any of them made with any governmental entity in connection with this Agreement and the transactions contemplated hereby and thereby.  Each of the parties shall notify the others of, and will use all commercially reasonable efforts to cure before the Closing Date, any event, transaction or circumstance, as soon as practical after it becomes known to such party, that causes or will cause any covenant or agreement of the parties pursuant to this Agreement to be breached or that renders or will render untrue any representation or warranty of the parties contained in this Agreement.  Each of the parties shall also notify the others in writing of, and will use all commercially reasonable efforts to cure, before the Closing Date, any violation or breach, as soon as practical after it becomes known to such party, of any representation, warranty, covenant or agreement made by the parties.  No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

20. Indemnification.

A. Indemnification by International.   In order to induce Channel and the Channel shareholders to enter into and perform this Agreement, International does hereby indemnify, protect, defend and save and hold harmless Channel and each of the Channel shareholders and each of their Agents (the "Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by International of the representations, warranties and covenants set forth in Article “7” of this Agreement or in any documents delivered pursuant hereto or of a breach by International of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

B. Indemnification by the Channel shareholders.  In order to induce International to enter into and perform this Agreement, each of the Channel shareholders hereby jointly indemnifies, protects, defends and saves and holds harmless International and each of its Agents (the "Indemnified  Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by Channel or such Channel Shareholder of the representations, warranties and covenants set forth in Article “6” of this Agreement or in any documents delivered pursuant hereto or of a breach by Channel or such Channel Shareholder of any of his or its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

C. Reasonable Costs, Etc.  The indemnification, which is set forth in this Article “20” of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

D. Third Party Claims.  If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the “Claim”) is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the "Indemnifying Party"), then the Indemnified Party within twenty-one (21) days after such Indemnified Party's receipt of the Claim, shall notify the Indemnifying Party pursuant to Paragraph “C” of Article “21” of this Agreement which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the "Claim Notice").  The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand.  Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifyingthe Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to Paragraph “C” of Article “21” of this Agreement (such notice to control the defense is hereinafter referred to as the “Defense Notice”).  The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article “20” of this Agreement except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party.  The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim.  All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party.  If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense).  The Indemnified Party shall not settle the Claim.  If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “21” of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “21” of this Agreement shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense).  Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that ifany settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement.  Notwithstanding the foregoing provisions of this Article “20” of this Agreement, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article “20” of this Agreement, the Indemnifying Party shall execute an agreement, in the form annexed hereto and made a part hereof as Exhibit “T” (Article “20D”), acknowledging its liability for indemnification pursuant to this Article “20” of this Agreement.  Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

21. Miscellaneous.

A. Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B. Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provisionhad not been contained herein.

C. Notices.  Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to Channel:	ART CHANNEL INC.
16160 County Road 635,
Blue Ridge, Texas, 75424
Attention: Eddie Vasker, CEO
Facsimile No.: (208) 955-3056

with a copy to:	Mintz & Fraade, P.C.
488 Madison Avenue, Suite 1100
New York, New York 10022
Attention: Frederick M. Mintz, Esq.
Facsimile No.: (212) 486-0701

If to International:	ARTFEST INTERNATIONAL, INC.
27758 Santa Margarita Parkway
Suite 281
Mission Viejo, CA 92691
Attention: Larry Ditto
Facsimile No.: _____________

with a copy to:	________________________
________________________
________________________
Attention: _______________
Facsimile No.: _____________

If to any of the Channel Shareholders:	To the address set forth for said party on Exhibit “A”.

with a copy to:	Mintz & Fraade, P.C.
488 Madison Avenue, Suite 1100
New York, New York 10022
Attention: Frederick M. Mintz, Esq.
Facsimile No.: (212) 486-0701

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “21” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to theaforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D. Governing Law; Disputes.  This Agreement shall in accordance with Section 5-1401 of the General Obligations Law of New York in all respects be construed, governed, applied and enforced under the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York.  The parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York.  Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The parties specifically designate the courts in the City of New York, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.  The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “21” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E. Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.  International shall bear all legal fees and expenses withrespect to the preparation of this Agreement, and the preparation and filing of the Offering as set forth in Subparagraph “xii” of Paragraph “A” of Article “14” of this Agreement.

F. Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

G. Entire Agreement.  This Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, none makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

H. Further Assurances.  The parties agree to execute any and all such other furtherinstruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I. Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J. Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K. Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L. Facsimile Signatures.  Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

M. Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

N. Exhibits.  All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

O. Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel and terminate this Agreement by giving written notice to the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
ART CHANNEL INC.

By: Eddie Vakser
Name: Eddie Vasker
Title: Chairman, President and CEO

(ART CHANNEL INC. agrees to be bound by Articles “6”, “9”, “11” through “15” and “17” through “21” of this Agreement)

ARTFEST INTERNATIONAL, INC.

By: Larry Ditto
Name: Larry Ditto
Title:

INTERNATIONAL SHAREHOLDERS

Larry Ditto
Name: Larry Ditto
Shares:

Exhibit List

Exhibit A	International Shareholders Parties to this Agreement (Article “Heading”)

Exhibit B	Channel shareholders Parties to this Agreement (Article “Heading”)

Exhibit C	Voting Agreement

Exhibit D	Channel Certificate of Incorporation (Article “6Aii”)

Exhibit E	Channel By-Laws (Article “6Aii”)

Exhibit F	Channel Good Standing Certificate (Article “6Aii”)

Exhibit G	Resolution of Board of Directors of Channel (Article “6B”)

Exhibit H	Unanimous Resolution of the Channel shareholders (Article “6B”)

Exhibit I	List of Shareholders of Channel (Article “6C”)

Exhibit J	Channel Disclosure Schedule (Article “6J”)

Exhibit K	International Certificate of Incorporation (Article “7Aii”)

Exhibit L	International By-Laws (Article “7Aii”)

Exhibit M	International Good Standing Certificate (Article “7Aii”)

Exhibit N	International Disclosure Schedule (Article “7B”)

Exhibit O	Resolution of Board of Directors of International (Article “7C”)

Exhibit P	Resolution of Shareholders of International (Article “7C”)

Exhibit Q	List of Shareholders of International (Article “7D”)

Exhibit R	International Certificate (Article “14Ai”)

Exhibit S	Channel Certificate (Article “14Bi”)

Exhibit T	Indemnification Letter Agreement (Article “20D”)

Exhibit W	Shareholder Designation (Article “14Bx”)

EXHIBIT A

INTERNATIONAL SHAREHOLDERS PARTIES TO THIS AGREEMENT

Name & Address	Shares Held

Larry Ditto	1,000,000
17 Via Belmonte	3.542%
Rancho Santa, CA 92688

Ditto Family Trust	2,000,000
21282 Canea Street	7.085%
Mission Viejo, CA 92692

* Additional shareholders to be added at a later date.

A-1

EXHIBIT B

CHANNEL SHAREHOLDERS PARTIES TO THIS AGREEMENT

Deleted from SEC filing due to the confidential nature of the information.

B-1

DRAFT (Subject to Execution)
EXHIBIT C

STOCKHOLDER AGREEMENT

AGREEMENT made as of the 28th day of December, 2007, by and among Artfest International, Inc., a Delaware corporation with an office located at 27758 Santa Margarita Parkway, Suite 281, Mission Viejo, California, 92691 (”International”), Mr. Larry D. Ditto  with an address at 27758 Santa Margarita Parkway, Suite 281, Mission Viejo, California, 92691 (the “Stockholder”), and Art Channel, Inc., a Texas corporation with an address at 16160 County Road 635, Blue Ridge, Texas, 75424 (“Channel”).

WHEREAS, International and Channel have entered into the Acquisition Agreement dated December 26, 2007 (the “Acquisition Agreement”), whereby International shall acquire one hundred (100%) of the issued and outstanding shares of Channel, and accordingly Channel shall become a wholly owned subsidiary of International;

WHEREAS, the Stockholder owns or controls an aggregate of three million (3,000,000) shares of International common stock.

WHEREAS, on the Closing Date of the Acquisition Agreement, International shall issue eight million (8,000,000) shares of common stock to the Channel Stockholders (the “Closing Issuance”) as partial consideration for one hundred (100%) of the issued and outstanding shares of Channel;

WHEREAS, International has agreed to issue an additional twenty million (20,000,000) shares of common stock to the Channel Stockholders as set forth on Exhibit “A”, which is annexed hereto and made a part hereof,  (the “Additional Shares”), however as of the date of closing, International does not have sufficient number of authorized shares of common stock to do so;

WHEREAS, International has agreed that as soon as is practicable after the Closing of the Acquisition Agreement, International shall amend its Certificate of Incorporation to increase its authorized shares to one hundred million (100,000,000) shares of common stock and two million (2,000,000) shares of preferred stock (the “Amendment”);

WHEREAS, International, pursuant to Delaware law, requires the approval of stockholder(s) owing a majority of its issued and outstanding common stock to implement the Amendment.

WHEREAS; as soon as is practicable after the Amendment is filed with the Delaware Secretary of State, International shall issue the Additional Shares on a pro-rata basis to the Channel Shareholders, listed on Exhibit “B’, which is annexed hereto and made part hereof;

WHEREAS; after the Closing of the Acquisition Agreement but prior to the issuance of the Additional Shares, the Stockholder, together with certain other stockholders of International, agree to provide to the Channel Shareholders such number of additional votes which shall be equal to the percentage ownership of shares which the Channel Shareholders would have received if they had received the Additional Shares at Closing; and

WHEREAS, as a material inducement to International and Channel entering into the Acquisition Agreement, the Stockholder has agreed to enter into this Agreement and abide by the covenants and obligations with respect to the shares of International.

NOW THEREFORE, in consideration of the mutual covenants of the parties which are hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged,

IT IS AGREED:

1.           Recitals.  The parties hereby adopt as part of this Agreement each of the recitals which is set forth above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement and such WHEREAS clauses are hereby confirmed and ratified as being accurate by each party as to itself.

2.           Stockholder Voting.  The Stockholder hereby agrees to vote his shares of International as follows:

A.          to consent to the Amendment as soon as is practicable;

B.           to consent to the Additional Shares;  and

C.           Until the Additional Shares are issued, in all circumstances in which the Board of Directors of International seeks approval of its stockholders either voluntarily or by requirement of law, the Stockholder, together with certain other stockholders of International, shall deliver to the Channel shareholders proxies on a pro-rata basis based upon the number of shares each of Channel Shareholders owned as of the Closing Date  such that  the Channel Shareholders shall have the right to vote an aggregate of additional thirty four and two-thirds (34⅔%) percent of the total issued and outstanding shares of International.

3.           Representations of the Stockholder.  The Stockholder hereby represents, warrants and covenants the following:

(A)          The Stockholder shall not (i) sell or otherwise transfer any shares of Stock, beneficial ownership thereof or any other interest therein to any person or entity pursuant to a private transaction pursuant to the Securities Act of 1933, as amended, unless said person(s) or entity agrees to be bound by the terms of this Agreement, (ii)

enter into any agreement, arrangement or understanding with any person or entity, or take any other action that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations pursuant to this Agreement, or (iii) take any action that could restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.  Any transfer of any Stock or interests in violation of this Paragraph “C” of this Article “3” of this Agreement shall be void.

(B)           Except for this Agreement, the Stockholder (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to his, her or its shares of International, (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy (except as set forth in this Agreement), consent or power of attorney with respect to his, her or its shares of International and (iii) has not taken and shall not knowingly take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing any of his obligations pursuant to this Agreement.

(C)           This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholder, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(D)           No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is necessary to be obtained or made by the Stockholder in connection with the Stockholder’s execution, delivery and performance of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except for (i) the applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and state securities and “blue sky” laws, and (ii) such other consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any governmental authority where the failure to obtain or take such action, individually or in the aggregate, would not reasonably be expected to impair the ability of the Stockholder to perform its obligations hereunder on a timely basis.

(E)           There is no action pending and no order of any governmental authority outstanding nor, to the knowledge of the Stockholder, is any such action or order threatened, against the Stockholder which may prevent or materially delay such Stockholder from performing its obligations under this Agreement or consummating the transactions contemplated hereby on a timely basis.

 4.           Term. This Agreement and the respective rights and obligations of the parties hereto shall commence upon the Closing Date of the Acquisition Agreement and shall terminate upon the earlier of the following to occur: (A) the issuance of the Additional Shares, or (B) March 31, 2008; provided, however, that if the Information Statement that is required to be sent to the stockholders of International with respect to the Amendment has been delayed either due to any failure of the International Stockholders to cooperate or due to a delay in the review and approval by the Securities and Exchange Commission, then the Term of this Agreement shall be automatically extended for such period of time of any such delay.

5.           Miscellaneous.

A. Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B. Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C. Notices.  Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to International:                                                              Artfest International, Inc..
16160 County Road 635,
Blue Ridge, Texas, 75424
Attn: Eddie Vakser, President
Facsimile No.: _______________

with a copy to:                                                                     Mintz & Fraade, P.C.
488 Madison Avenue, Suite 1100
New York, NY 10022
Attention: Frederick M. Mintz, Esq.
Facsimile No.: (212) 486-0701

If to the Stockholder:                                                          Larry D. Ditto
27758 Santa Margarita Parkway, Suite 281,
Mission Viejo, California, 92691
Fax No.: ___________________

with a copy to:                                                                  __________________________
________________________
________________________
Attention: ________________
Facsimile No.: _____________

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “5” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “5” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D. Governing Law; Disputes.  This Agreement shall in accordance with Section 5-1401 of the General Obligations Law of New York in all respects be construed, governed, applied and enforced under the internal laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York.  The parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement and that any such arbitration shall be commenced exclusively in New York, New York.  Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of New York, County of New York.  In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction.  The parties specifically designate the courts in the City of New York, State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award.  The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York in any action or proceeding and submit to personal jurisdiction over each of them by such courts.  The parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “5” of this Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association in New York, New York.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E.  Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.

F.  Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

G.  Entire Agreement.  This Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, none makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

H. Further Assurances.  The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.   Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.   Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.  Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.   Facsimile Signatures.  Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

M. Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

N. Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel and terminate this Agreement by giving written notice to the other party.

IN WITNESS WHEREOF, this Agreement is executed effective as of the day, month and year set forth above.

_________________________________
Larry D. Ditto

Artfest International, Inc.

By:______________________________
           Eddie Vakser, CEO
     :

Art Channel, Inc.

By:______________________________
Eddie Vakser, CEO

EXHIBIT D

CHANNEL CERTIFICATE OF INCORPORATION

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Roger Williams Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING
OF
ART CHANNEL, INC. File Number: 800779313

The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Formation for the above named Domestic For-Profit Corporation has been received in this office and has been found to conform to the applicable provisions of law.

ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing effective on the date shown below.

The issuance of this certificate does not authorizethe use of a name in this state in violation of the rights of another under the federal Trademark Act of 1946, the Texas trademark law, the Assumed Business or Professional Name Act, or the common law.

Dated: 02/26/2007

Effective: 02/26/2007

Roger Williams Secretary of State

Phone: (512) 463-5355 Prepared by: Misty Shaw	Come visit us on the internet at http://www.tos.state.tx.us/ Fax: (512) 463-5709 TID: 10306	Dial: 7-1-1 for Relay Services Document: 161751740002

ARTICLES OF INCORPORATION
OF
ART CHANNEL, INC.

I, the undersigned natural person of the age of twenty-one years or more, a citizen of the State of Texas, acting as incorporator of the corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation.

ARTICLE I

The name of the corporation is ART CHANNEL, INC.

ARTICLE II

The period of its duration is perpetual.
ARTICLE III

The purpose for which the corporation is organized is the transaction of anylawful act or activity for which corporations may be organized under the Texas BusinessAct.

ARTICLE IV

The aggregate number of shares which the corporation shall have authority toissue is 5,000,000 shares of common stock of the par value of $0.001 each. The sharesshall be designated as common stock and shall have identical voting rights, privileges andpowers, except that cumulative voting as permitted by the Texas Business CorporationAct is hereby expressly prohibited in all elections of every kind and character and in all voting issues where the same, under any circumstances and in absence of this prohibition,might otherwise be permissible.

ARTICLE V

The corporation shall not commence business until it has received for issuance of its shares consideration of the value of ONE THOUSAND DOLLARS ($1,000.00)consisting of money, labor done, or property actually received, which sum is not less thanONE THOUSAND DOLLARS ($1,000.00).

Articles of Incorporation of ART CHANNEL, INC.
Page Two

ARTICLE VI

The corporation shall indemnify any director, officer of employee or former director, officer or employee of the corporation, or any person who may have served as director, officer or employee or another corporation in which it owns shares of stock, or of which it is a creditor, against expenses actually and necessarily incurred in any action, suit or proceeding, whether civil or criminal in nature, in which he/she is made a party by reason of being or having been such director, officer or employee (whether or not a director, officer or employee at the time such costs or expenses were incurred by or imposed upon him), except in relation to matters as to which he/she shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct Such rights of indemnification and reimbursement shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled by law or under any bylaw, agreement, vote of shareholders, or otherwise.

ARTICLE VII

No shares of capital stock of the corporation may be sold or transferred except incompliance with the registration provisions of the Securities Act of 1933, as amended, orpursuant to an exemption there from, and the corporation shall not be obligated to registerany stock transfer or to recognize the transferee as a shareholder of the corporation forany purpose unless and until the transferee shall have delivered to the corporation anopinion, satisfactory to the corporation and its counsel, of legal counsel experience in thepractice of federal securities law to the effect that such shares have been registered in accordance with the registration provisions of the Securities Act of 1933, as amended, orthat a specified exemption from such registration provisions is available in connectionwith the transactions described in such opinion.

ARTICLE VIII

 No contract or transaction between the corporation and one or more of itsdirectors or officers, or between the corporation and any other corporation, partnership,association, or other organization in which one or more of the directors or officers of thecorporation are directors,  officers, or partners or have financial interest in such corporation, partnership, association or other organization shall be void or voidable solelyby reason of such relationship, or solely because the director or officer is present at orparticipated in the meeting of the Board of Directors of the corporation or committeethere of which authorized the contract or transaction, or solely because his/her or theirvotes are counted for such purpose, if any of the following conditions is met:

Articles of Incorporation of ART CHANNEL, INC.
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(1)
The material facts as to the relationship or interest of the director or officer and as the contract or transaction are disclosed or known to the Board of Directors of the corporation or the committee thereof that authorized the contract or transaction, and the Board of Directors of the corporation or committee thereof in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors or members of such  committee, even though the  disinterested directors or committee members be less than a quorum; or

(2)
The material facts as to the relationship or interest of the director or officer and as to the contract, or transaction are disclosed or are known to the shareholders of the corporation entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders of the corporation at any annual or special meeting of shareholders called for the purpose; or

(3)
The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors of the corporation, a committee thereof, or the shareholders of the corporation.

Common or interested directors may be counted in determining the presence of a quorumat a meeting of the Board of Directors of the corporation or of a committee thereof, whichauthorizes the contract or transaction.

ARTICLE IX

No shareholder or other person shall have any pre-emptive rights whatsoever.

ARTICLE X

The post office address of its initial registered office is:

10300 N. Central Expressway, Suite 530
Dallas, TX 75231

and the name of its initial registered agent at such address is:

Eddie Vakser

Articles of Incorporation of ART CHANNEL, INC.
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ARTICLE XI

The number of directors of the corporation shall be fixed from time to time by resolution of the Board of Directors of the corporation. The number of directors constituting the initial board of directors is one (1), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors be elected and qualified is as follows:
Eddie Vakser	10300 N. Central Expressway, Suite 530
Dallas, TX 75231

ARTICLE XII

The initial by-laws shall be adopted by the Board of Directors. The power to alter, amend or repeal the by-laws or adopt new by-laws is vested in the Board of Directors, subject to repeal or change by action of the shareholders.

ARTICLE XII

The name and address of the incorporator is:

Eddie Vakser	10300 N. Central Expressway, Suite 530
Dallas, TX 75231

IN WITNESS WHEREOF, I have executed these Articles of Incorporation on this 15thday of February 2007.

/s/ Eddie Vakser
Eddie Vakser, Incorporator

EXHIBIT E

CHANNEL BY-LAWS

BYLAWS
OF
ART CHANNEL, INC.
a Texas corporation

ARTICLE 1.
DEFINITIONS

1.1 Definitions. Unless the context clearly requires otherwise, in these Bylaws:

(a) "Board" means the board of directors of the Company.

(b) "Bylaws" means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

(c) "Articles of Incorporation" means the Articles of Incorporation of Art Channel, Inc., as filed with the Secretary of State of the State of Texas and includes all amendments thereto and restatementsthereof subsequently filed.

(d) "Company" means Art Channel, Inc., a Texas corporation.

(e) "Section" refers to sections of these Bylaws.

(f) "Stockholder" means stockholders of record of the Company.

1.2 Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE 2.
OFFICES

2.1 Principal Office. The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2 Registered Office. The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company. The Board may change the address of the registered office from time to time.

2.3 Other Offices. The Company may have offices at such other places, either within or without the state ofincorporation, as the Board may designate or as the business of the Company may require from time to time.

ARTICLE 3.
MEETINGS OF STOCKHOLDERS

3.1 Annual Meetings. The Stockholders of the Company shall hold their annual meetings for the purpose ofelecting directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2 Special Meetings. The Board, the Chairman of the Board, the President or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes. Special meetings of the Stockholders of the Company may also be called by the holders of at least 30% of all shares entitled to vote at the proposed special meeting.

3.3 Place of Meetings. The Stockholders shall hold all meetings at such places, within or without the State of Texas, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

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Bylaws of
Art Channel, Inc.

3.4 Notice of Meetings. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 50 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Company, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5 Stockholder Notice. Subject to the Articles of Incorporation, the Stockholders who intend to nominate persons to the Board of Directors or propose any other action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent. To be timely, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 50 days nor more than 90 days prior to the date of such meeting; provided, however, that in the event that less than 75 days' notice of the date of the meeting is given or made to Stockholders, notice by the Stockholder to be timely must be received not later than the close of business on the 15th day following the date on which such notice of the date of the annual meeting was mailed. Such notice must be in writing and must include a (i) a brief description of the business desired to the brought before the annual meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the Stockholder proposing such business; (iii) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder; and (iv) any material interest of the Stockholder in such business. The Board of Directors reserves the right to refuse to submit any such proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete.

3.6 Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.7 Adjournment of Meeting. When the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.8 Quorum. Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to allStockholders entitled to vote thereat, stating that the minimum percentage of stockholders for a quorum as provided by Texas law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

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Bylaws of
Art Channel, Inc.

3.9 Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

3.10 Conduct of Business. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11 List of Stockholders. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Sectionshall apply to any adjournment thereof.

3.12 Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.13 Voting of Shares. Each Stockholder shall have one vote for every share of stock having voting rightsregistered in his name on the record date for the meeting. The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitledto vote shall determine all elections and, except when the law or Articles of Incorporation require otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all other matters.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class orclasses, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

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The Stockholders may vote by voice vote on all matters. Upon demand by a Stockholder entitled to vote,or his proxy, the Stockholders shall vote by ballot. In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Company may require under the procedure established for the meeting.

3.14 Inspectors. At any meeting in which the Stockholders vote by ballot, the chairman may appoint one ormore inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company. An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.15 Proxies. A Stockholder may exercise any voting rights in person or by his proxy appointed by aninstrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 13 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 12 months) or limits its use to a particular meeting. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.16 Action by Consent. Any action required to be taken at any annual or special meeting of stockholders of the Company or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and nowritten consent shall be effective to take the corporate action referred to therein unless, within 50 days of the earliest dated consent delivered in the manner required by this section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous writtenconsent shall be given to those stockholders who have not consented in writing.

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ARTICLE 4.
BOARD OF DIRECTORS

4.1 General Powers. The Board shall manage the property, business and affairs of the Company.

4.2 Number. The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority stockholders may determine by resolution from time to time.

4.3 Election of Directors and Term of Office. The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.4 Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5 Removal. Stockholders holding 2/3 of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

4.6 Vacancies. Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority stockholders. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.7 Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

4.8 Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

ARTICLE 5.
MEETINGS OF DIRECTORS

5.1 Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2 Place of Meetings. The Board may hold any of its meetings in or out of the State of Texas, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3 Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

5.4 Special Meetings. The Chairman of the Board, the President, or one-half of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Texas as the place for the meeting.

5.5 Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by telegraph or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

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5.6 Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, adirector's presence at a meeting shall constitute a waiver of notice of such meeting.

5.7 Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meetings.

5.8 Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such.

5.9 Action by Consent. The Board committee may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

ARTICLE 6.
COMMITTEES

6.1 Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2 Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then inoffice a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3 Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4 Authority. Any committee, to the extent the Board provides, shall have and may exercise all the powersand authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company's seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

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6.5 Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Boardwhen required.

ARTICLE 7.
OFFICERS

7.1 Officers of the Company. The officers of the Company shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time. The same person may hold at the same time any two or more offices.

7.2 Election and Term. The Board shall elect the officers of the Company. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

7.3 Compensation of Officers. The Board shall fix the compensation of all officers of the Company. Noofficer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4 Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5 Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6 Bond. The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7 President. The President shall supervise and direct all of the business and affairs of the Company. Whenpresent, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute. In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

7.8 Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

7.9 Secretary. The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the corporation to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company, (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.10 Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

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7.11 Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b)receive and give receipts for moneys due and payable to the corporation from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.12 Assistant Treasurers. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.13 Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

7.14 Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.15 Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal,disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE 8.
CONTRACTS, LOANS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1 Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract orexecute and deliver any instrument in the name and on behalf of the Company. The Board may make suchauthorization general or special.

8.2 Loans. Unless the Board has authorized such action, no officer or agent of the Company shall contract for a loan on behalf of the Company or issue any evidence of indebtedness in the Company's name.

8.3 Drafts. The President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Company.

8.4 Deposits. The Treasurer shall deposit all funds of the Company not otherwise employed in such banks,trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.5 General and Special Bank Accounts. The Board may authorize the opening and keeping of general andspecial bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

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Bylaws of
Art Channel, Inc.

ARTICLE 9.
CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1 Certificates for Shares. Every owner of stock of the Company shall have the right to receive a certificate or certificates, certifying to the number and class of shares of the stock of the Company which he owns. The Board shall determine the form of the certificates for the shares of stock of the Company. The Secretary, transfer agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

9.2 Transfer of Shares. A holder of record of shares of the Company's stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company. Such person shall furnish to the Secretary, transfer agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever a holder of record of shares of the Company's stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request.

9.3 Lost Certificates. The Board may direct the Secretary, transfer agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company's stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

9.4 Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as itdeems expedient concerning the issue, transfer and registration of certificates for shares of the stock of thecorporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5 Holder of Record. The Company may treat as absolute owners of shares the person in whose name theshares stand of record as if that person had full competency, capacity and authority to exercise all rights ofownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6 Treasury Shares. Treasury shares of the Company shall consist of shares which the Company has issuedand thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

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Bylaws of
Art Channel, Inc.

ARTICLE 10.
INDEMNIFICATION

10.1 Definitions. In this Article:

(a) "Indemnitee" means (i) any present or former Director, advisory director or officer of theCompany, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof servedat the Company's request as a director, officer, partner, venturer, proprietor, trustee, employee, agent orsimilar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employeebenefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authoritygranted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to inclauses (i) or (ii) hereof.

(b) "Official Capacity" means (i) when used with respect to a Director, the office of Director of theCompany, and (ii) when used with respect to a person other than a Director, the elective or appointiveoffice of the Company held by such person or the employment or agency relationship undertaken by suchperson on behalf of the Company, but in each case does not include service for any other foreign ordomestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan orother enterprise.

(c) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whethercivil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding,and any inquiry or investigation that could lead to such an action, suit or proceeding.

10.2 Indemnification. The Company shall indemnify every Indemnitee against all judgments, penalties(including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 10.1, if it is determined in accordance with Section 10.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company's best interests and, in all other cases, that his conduct was at least not opposed to the Company's best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited toreasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. Except as provided in the immediately preceding proviso to the first sentence of this Section 10.2, no indemnification shall be made under this Section 10.2 in respect of any Proceeding in which such Indemnitee shall have been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee's Official Capacity, or (b) found liable to the Company. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 10.2. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

10.3 Successful Defense. Without limitation of Section 10.2 and in addition to the indemnification provided for in Section 10.2, the Company shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 10.1, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

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Art Channel, Inc.

10.4 Determinations. Any indemnification under Section 10.2 (unless ordered by a court of competentjurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, duly designated to act in the matter by a majority vote of all Directors (in which designated Directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more Directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Board of Directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 10.4 or, if the requisite quorum of all of the Directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the Directors (in which Directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by Directors that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 10.4 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

10.5 Advancement of Expenses. Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 10.4, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

10.6 Employee Benefit Plans. For purposes of this Article, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

10.7 Other Indemnification and Insurance. The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company's Articles of Incorporation, any law, agreement or vote of shareholders or disinterested Directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, (c) inure to the benefit of the heirs, executors and administrators of such a person and (d) not be required if and to the extent that the person otherwise entitled to payment of such amounts hereunder has actually received payment therefor under any insurance policy, contract or otherwise.

10.8 Notice. Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

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Art Channel, Inc.

10.9 Construction. The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, the Texas Business Organization Code, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

10.10 Continuing Offer, Reliance, etc. The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees. The Company, by its adoption of these Bylaws, (a) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 10.1 of this Article, (b) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (c) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article in accordance with its terms by any act or failure to act on the part of the Company.

10.11 Effect of Amendment. No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE 11.
TAKEOVER OFFERS

In the event the Company receives a takeover offer, the Board of Directors shall consider all relevantfactors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company's stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.
NOTICES

12.1 General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

12.2 Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

ARTICLE 13.
MISCELLANEOUS

13.1 Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specificallyauthorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of theCompany as the Board or a committee of the Board may authorize.

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Bylaws of
Art Channel, Inc.

13.2 Corporate Seal. The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

13.3 Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Company.

ARTICLE 14.
AMENDMENTS

14.1 Subject to the provisions of the Articles of Incorporation, the Stockholders or the Board may amend orrepeal these Bylaws at any meeting.

The undersigned hereby certifies that the foregoing constitutes a true and correct copy of the Bylaws of theCompany as adopted by the Directors on the 16th day of February, 2007.

Executed as of this 16th day of February, 2007.

_______________________________________
Eddie Vakser
President

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Bylaws of
Art Channel, Inc.

EXHIBIT F

CHANNEL GOOD STANDING CERTIFICATE

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697		Phil Wilson Secretary of State
Office of the Secretary of State

Certificate of Fact

The undersigned, as Secretary of State of Texas, does hereby certify that the document, Certificate of Formation for ART CHANNEL, INC. (file number 800779313), a Domestic For-Profit Corporation, was filed in this office on February 26, 2007.

It is further certified that the entity status in Texas is in existence.

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on December 26, 2007.

/s/ Phil Wilson Phil Wilson Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10264	Document: 197600670003

F-1

EXHIBIT G

ART CHANNEL, INC.
RESOLUTION OF THE BOARD OF DIRECTORS

At the meeting of the Board of Directors of Art Channel, Inc. (“Company”) held on December 5, 2007, the following resolutions were proposed and approved by the Board:

WHEREAS, ArtFest International, Inc. (ARTI), a publicly traded company with its common stock traded on the OTCBB under the stock symbol (ARTI), wishes to acquire the Company through a tax-free share exchange agreement (hereinafter, the “Acquisition”), whereupon the Company shall become a wholly owned subsidiary of ARTI.  In connection with the Acquisition, each issued and outstanding share of the Company’s common stock shall be deemed cancelled and converted into the right to receive, as applicable, 28,000,000 shares of ARTI common stock.

BE IT RESOLVED, that the Board approves the Acquisition and intends to have completed by January 31, 2008, or sooner.

Date: December 5, 2007

CHAIRMAN AND PRESIDENT

____________________________
Eddie Vakser

SECRETARY

____________________________
Anzhelika Tassan

TREASURER

____________________________
J. Scott Tassan

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EXHIBIT H

ART CHANNEL, INC.
RESOLUTION OF THE MAJORITY SHAREHOLDERS

At the meeting of the Majority Shareholders (“Shareholders”) of the Art Channel, Inc. (“Company”) held on December 5, 2007, collectively holding over 66.7% of the shares of the Company, the following resolutions were approved by the Shareholders:

WHEREAS, ArtFest International, Inc. (ARTI), a publicly traded company with its common stock traded on the OTCBB under the stock symbol (ARTI), wishes to acquire the Company through a tax-free share exchange agreement (hereinafter, the “Acquisition”), whereupon the Company shall become a wholly owned subsidiary of ARTI.  In connection with the Acquisition, each issued and outstanding share of the Company’s common stock shall be deemed cancelled and converted into the right to receive, as applicable, 28,000,000 shares of ARTI common stock.

BE IT RESOLVED, that the Shareholders approve the Acquisition and intends to have completed by January 31, 2008, or sooner.

Date: December 5, 2007

Majority Shareholder
NRG, INC.

By: ________________________	____________/_____________
Eddie Vakser	No. of Shares % Ownership

Majority Shareholder

____________ _____________	____________/_____________
J. Scott and Anzhelika Tassan	No. of Shares % Ownership

H-1

EXHIBIT I

LIST OF SHAREHOLDERS OF CHANNEL

Deleted from SEC filing due to the confidential nature of the information.

I-1

EXHIBIT J

CHANNEL DISCLOSURE SCHEDULE

Financial Condition

Since the date of Channel’s last financial audit, for the period ending Sept. 30, 2007, Channel incurred additional liabilities of $15,000 in the form of Notes Payable in a similar format to those of the other note holders as identified in Item #5 of the financial audit.

These funds were used for general operating expenses and other expenses associated to professional fees related to this acquisition transaction.

J-1

EXHIBIT K

CERTIFICATE OF INCORPORATION

OF

SOLDNET, INC.

FIRST: The name of the Corporation is Soldnet Inc.

SECOND:  Its  registered  office is to be located at Suite 606,  1220 N.  Market Street,  Wilmington,  DE 19801,  County of New Castle.  The registered  agent is American Incorporators Limited whose address is the same as above.

THIRD:  The nature of business and purpose of the  organization  is to engage in any lawful act or activity for which  corporations  may be  organized  under the Delaware General Corporation Laws.

FOURTH:  The total  number of shares of stock which the  corporation  shall have authority to issue is forty million  (40000000).  All such shares are to be with par value of 0.001 and are to be of one class.

FIFTH: The name and address of the incorporator are as follows:

Jennifer Crone
Suite 606
1220 N. Market Street
Wilmington, DE 19801

SIXTH: The powers of the undersigned  incorporator will terminate upon filing of the certificate of incorporation.  The name and mailing address of the person(s) who will serve as director(s) until the first annual meeting of the stockholders or until a successor(s) is elected and qualified are:

Judith Stahl
4719 Quarton Road
Bloomfield Hills, MI  48301

SEVENTH:  Each  person  who  serves  or has  served as a  director  shall not be personally  liable to the corporation or its  stockholders  for monetary damages for breach of fiduciary duty as a director,  provided that this provision  shall not  eliminate  or limit the  liability  of a  director:  (i) for any  breach of loyalty to the corporation or its stockholders; (ii) for acts or omission not in good faith or which involve  intentional  misconduct  or a knowing  violation of law;  (iii) for  unlawful  payment of  dividend or  unlawful  stock  purchase or redemption  as such  liability  is  imposed  under  Section  174 of the  General Corporation  Laws of  Delaware;  or (iv)  for any  transaction  from  which  the director derived an improper personal benefit.

K-1

I, THE UNDERSIGNED,  for the purpose of forming a corporation  under the laws of the State of Delaware, do make, file and record this certificate, and do certify that the facts stated herein are true, and I have accordingly set my hand.

/s/ Jennifer Crone
Jennifer Crone
INCORPORATOR

K-2

EXHIBIT L

WRITTEN CONSENT OF THE
BOARD OF DIRECTORS
ARTFEST INTERNATIONAL, INC.

Re:  2005 Special Meeting of Board, BYLAWS

Effective Date: November 7, 2005

THESE ARE THE MINUTES of the Board of Directors of Artfest International, Inc., by Written Consent in lieu of a Special Meeting of the Board, effective the date above.  Notice of any Meeting is waived. Reference is made to past Board discussions regarding this subject, and the need to maintain records of approvals and related items, therefore, the Board hereby resolves:

1. The Board acknowledges that the attached Bylaws are the Bylaws for our Company, and the name is hereby amended to become Artfest International, Inc., for the document.

 2. Joseph Walsh, President and CEO, is authorized to execute documents and take action as is reasonable and lawful to give effect to the above.
This may be executed in counterparts and by fax and notwithstanding when executed, is ratified as being effective the effective date above.

_____________________________
Joseph Walsh

_____________________________
Roger Bergman

_____________________________
Scott Dyk

BY-LAWS

ARTICLE I

The Stockholders

SECTION 1.1. ANNUAL MEETING.  The annual meeting of the stockholders of Soldnet, Inc. (the "Corporation") shall be held on the third Thursday in January of each year at 10:30 a.m. local time, or at such other date or time as shall be designated  from time to time by the Board of Directors and stated in the notice of the meeting,  for the election of directors and for the  transaction  of such other business as may come before the meeting.

SECTION 1.2.  SPECIAL  MEETINGS.  A special meeting of the stockholders may be called at any time by the written  resolution or request of two-thirds or more of the members of the Board of Directors,  the president,  or any executive vice  president  and shall be called upon the written  request of the holders of two-thirds  or more in amount,  of each class or series of the capital  stock of the Corporation  entitled to vote at such meeting on the matters(s) that are the subject of the proposed  meeting,  such written  request in each case to specify the purpose or purposes for which such meeting shall be called, and with respect to stockholder  proposals,  shall further comply with the  requirements  of this Article.

SECTION  1.3.  NOTICE OF  MEETINGS.  Written  notice of each meeting stockholders whether annual or special, stating the date, hour and place where it is to be held,  shall be reserved either  personally or by mail,  not less than fifteen nor more than sixty days before the meeting,  upon each  stockholder  of record  entitled to vote at such meeting,  and to any other  stockholder to whom the giving of notice may be required by law.  Notice of a special  meeting shall also state the  purpose or  purposes  for which the  meeting is called and shall indicate  that it is being  issued  by, or at the  direction  of,  the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their stock, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed,  notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid,  and shall be directed to each such stockholder at his address,  as it appears on the  records of the  stockholders  of the  Corporation,  unless he shall have  previously  filed with the  secretary of the  Corporation  a written request that notices intended for him be mailed to some other address,  in which case, it shall be mailed to the address designated in such request.

SECTION 1.4.  FIXING DATE OF RECORD.  (a) In order that the Corporation may determine the  stockholders  entitled to notice of or to vote at any meeting of stockholders,  or any adjournment  thereof,  the Board of Directors may fix a record  date,  which  record  date  shall not  precede  the date upon  which the resolution  fixing the record  date is  adopted by the Board of  Directors,  and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors,  the record date for determining stockholders entitled to notice of, or to vote at, a meeting  of  stockholders  shall  be at the  close of  business  on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next  preceding  the day on which the meeting is held.  A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order  that  the  Corporation  may  determine  the  stockholders entitled  to consent to  corporate  action in writing  without a meeting (to the extent that such action by written  consent is permitted by law, the Certificate of  Incorporation  or these  By-Laws),  the Board of Directors  may fix a record date,  which  record date shall not  precede the date upon which the  resolution fixing the record  date is  adopted  by the Board of  Directors,  and which date shall not be more than ten days after the date upon which the resolution  fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors,  the record date for  determining  stockholders entitled to consent to corporate  action in writing  without a meeting,  when no prior action by the Board of  Directors  is required by law,  shall be the first date on which a  signed  written  consent  setting  forth  the  action  taken or proposed  to be  taken  is  delivered  to the  Corporation  by  delivery  to its registered  office  in its  state  of  incorporation,  its  principal  place  of business,  or an officer or agent of the Corporation  having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the  Corporation's  registered  office  shall  be by  hand  or by  certified  or registered mail, return receipt  requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law,  the  record  date for  determining  stockholders  entitled  to  consent to corporate  action in writing without a meeting shall be at the close of business on the day on which the Board of  Directors  adopts the  resolution  taking such prior action.

(c) In order  that  the  Corporation  may  determine  the  stockholders entitled to receive  payment of any dividend or other  distribution or allotment of any rights or the stockholders  entitled to exercise any rights in respect of any change,  conversion  or  exchange of stock,  or for the purpose of any other lawful action,  the Board of Directors may fix a record date,  which record date shall not precede the date upon which the  resolution  fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 1.5. INSPECTORS. At each meeting of the stockholders, the polls shall be opened and closed and the proxies and ballots  shall be received and be taken in charge.  All questions  touching on the qualification of voters and the validity of proxies and the  acceptance or rejection of votes,  shall be decided by one or more  inspectors.  Such inspectors  shall be appointed by the Board of Directors before or at the meeting,  or, if no such appointment  shall have been made, then by the presiding officer at the meeting. If for any reason any of the inspectors  previously  appointed shall fail to attend or refuse or be unable to serve,  inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner.

SECTION 1.6. QUORUM. At any meeting of the stockholders, the holders of a majority of the shares  entitled to vote,  represented  in person or by proxy, shall  constitute  a quorum of the  stockholders  for all  purposes,  unless the representation  of a larger  number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

If the holders of the amount of stock  necessary to constitute a quorum shall  fail to  attend  in  person  or by proxy at the time and  place  fixed in accordance  with these By-Laws for an annual or special  meeting,  a majority in interest of the  stockholders  present in person or by proxy may  adjourn,  from time to time,  without notice other than by announcement  at the meeting,  until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present,  any business may be  transacted  which might have been  transacted  at the meeting as  originally notified.

SECTION  1.7.  BUSINESS.  The  chairman  of  the  Board,  if  any,  the president,  or in his absence the  vice-chairman,  if any, or an executive  vice president, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided,  however, that the Board of Directors or executive  committee may appoint any stockholder to act as chairman of any meeting in the absence of the chairman of the Board. The secretary of the Corporation shall act as secretary at all meetings of the  stockholders,  but in the absence of the secretary at any meeting of the  stockholders,  the presiding officer may appoint any person to act as secretary of the meeting.

SECTION 1.8. STOCKHOLDER PROPOSALS.  No proposal by a stockholder shall be presented for vote at a special or annual meeting of stockholders unless such stockholder  shall,  not  later  than the  close of  business  on the  fifth day following   the  date  on  which  notice  of  the  meeting  is  first  given  to stockholders, provide the Board of Directors or the secretary of the Corporation with  written  notice of  intention  to  present a  proposal  for  action at the forthcoming  meeting of  stockholders,  which notice shall  include the name and address of such  stockholder,  the number of voting  securities that he holds of record and that he holds beneficially,  the text of the proposal to be presented to the meeting and a statement in support of the proposal.

Any  stockholder  who was a  stockholder  of record  on the  applicable record date may make any other proposal at an annual meeting or special  meeting of stockholders and the same may be discussed and considered,  but unless stated in writing and filed with the Board of Directors or the  secretary  prior to the date set forth herein above,  such proposal  shall be laid over for action at an adjourned,  special,  or annual meeting of the  stockholders  taking place sixty days or more thereafter.  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees, but in connection with such reports, no new business proposed by a  stockholder,  qua  stockholder,  shall be acted upon at such  annual  meeting unless stated and filed as herein provided.

Notwithstanding  any other provision of these By-Laws,  the Corporation shall be under no  obligation to include any  stockholder  proposal in its proxy statement  materials or otherwise present any such proposal to stockholders at a special or annual meeting of stockholders  if the Board of Directors  reasonably believes the proponents  thereof have not complied with Sections 13 or 14 of the Securities  Exchange  Act of 1934,  as  amended,  and the rules and  regulations thereunder;  nor shall the  Corporation  be required to include any  stockholder proposal not required to be included in its proxy  materials to  stockholders in accordance with any such section, rule or regulation.

SECTION 1.9.  PROXIES.  At all meetings of stockholders,  a stockholder entitled  to vote may vote  either in person or by proxy  executed in writing by the stockholder or by his duly authorized attorney-in-fact.  Such proxy shall be filed with the secretary before or at the time of the meeting. No proxy shall be valid after  eleven  months  from the date of its  execution,  unless  otherwise provided in the proxy.

SECTION 1.10. VOTING BY BALLOT.  The votes for directors,  and upon the demand of any  stockholder  or when required by law, the votes upon any question before the meeting, shall be by ballot.

SECTION  1.11.  VOTING  LISTS.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,  arranged in  alphabetical  order,  and showing the address of each stockholder  and the  number of shares of stock  registered  in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting,  during ordinary business hours for a period of at least ten days  prior to the  meeting,  either at a place  within the city where the meeting is to be held, which place shall be specified in the notice of the  meeting,  or if not so  specified,  at the place where the meeting is to be held.  The list  shall  also be  produced  and kept at the time and place of the meeting  during the whole time thereof and may be  inspected by any  stockholder who is present.

SECTION  1.12.  PLACE OF MEETING.  The Board of Directors may designate any place, either within or without the state of incorporation,  as the place of meeting  for any annual  meeting or any special  meeting  called by the Board of Directors.  If no  designation  is made or if a  special  meeting  is  otherwise called, the place of meeting shall be the principal office of the Corporation.

SECTION  1.13.  VOTING OF STOCK OF CERTAIN  HOLDERS.  Shares of capital stock of the Corporation standing in the name of another  corporation,  domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe,  or in the absence of such provision, as the board of directors of such corporation may determine.

Shares of capital  stock of the  Corporation  standing in the name of a deceased  person,  a minor  ward or an  incompetent  person  may be voted by his administrator,  executor,  court-appointed  guardian or  conservator,  either in person  or by proxy,  without a  transfer  of such  stock  into the name of such administrator,  executor,  court-appointed  guardian or  conservator.  Shares of capital stock of the Corporation  standing in the name of a trustee may be voted by him, either in person or by proxy.
Shares of capital  stock of the  Corporation  standing in the name of a receiver may be voted, either in person or by proxy, by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the  transfer  thereof  into his name if  authority to do so is contained in any appropriate order of the court by which such receiver was appointed.

A  stockholder  whose  stock is pledged  shall be entitled to vote such stock,  either in person or by proxy,  until the stock has been transferred into the name of the pledgee,  and  thereafter the pledgee shall be entitled to vote, either in person or by proxy, the stock so transferred.

Shares of its own capital stock belonging to this Corporation shall not be voted,  directly  or  indirectly,  at any meeting and shall not be counted in determining  the  total  number of  outstanding  stock at any  given  time,  but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted  in  determining  the total number of  outstanding  stock at any given time.

ARTICLE II

Board of Directors

SECTION 2.1. GENERAL POWERS. The business, affairs, and the property of the  Corporation  shall be managed and controlled by the Board of Directors (the "Board"), and, except as otherwise expressly provided by law, the Certificate of Incorporation  or these By-Laws,  all of the powers of the Corporation  shall be vested in the Board.

SECTION 2.2.  NUMBER OF DIRECTORS.  The number of directors which shall constitute  the  whole  Board  shall be not fewer than one or more than five. Within the limits above specified, the number of directors shall be determined by the Board of  Directors  pursuant to a  resolution  adopted by a majority of the directors then in office.

SECTION 2.3. ELECTION, TERM AND REMOVAL.  Directors shall be elected at the annual meeting of  stockholders  to succeed those directors whose terms have expired.  Each  director  shall hold  office for the term for which  elected and until his or her successor shall be elected and qualified. Directors need not be stockholders.  A director  may be  removed  from  office at a meeting  expressly called  for  that  purpose  by the  vote  of not  less  than a  majority  of the outstanding capital stock entitled to vote at an election of directors.

SECTION 2.4. VACANCIES.  Vacancies in the Board of Directors, including vacancies  resulting from an increase in the number of directors,  may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum;  except that  vacancies  resulting  from removal from office by a vote of the  stockholders  may be filled by the  stockholders at the same meeting at which such removal occurs  provided that the holders of not less than a majority of the outstanding  capital stock of the  Corporation  (assessed upon the basis of votes and not on the basis of number of  shares)  entitled  to vote for the election of directors,  voting  together as a single  class,  shall vote for each  replacement  director.  All directors  elected to fill  vacancies shall hold office for a term expiring at the time of the next annual  meeting of stockholders and upon election and  qualification of his successor.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

SECTION 2.5.  RESIGNATIONS.  Any director of the Corporation may resign at any time by giving written notice to the president or to the secretary of the Corporation.  The  resignation  of any  director  shall take  effect at the time specified  therein and, unless otherwise  specified  therein,  the acceptance of such resignation shall not be necessary to make it effective.

SECTION 2.6.  PLACE OF MEETINGS,  ETC. The Board of Directors  may hold its  meetings,  and may have an  office  and keep the  books of the  Corporation (except as otherwise may be provided for by law), in such place or places in or outside the state of incorporation as the Board from time to time may determine.

SECTION  2.7.  REGULAR  MEETINGS.  Regular  meetings  of the  Board  of Directors shall be held as soon as practicable  after  adjournment of the annual meeting of  stockholders  at such time and place as the Board of  Directors  may fix. No notice shall be required for any such regular meeting of the Board.

SECTION  2.8.  SPECIAL  MEETINGS.  Special  meetings  of the  Board  of Directors  shall be held at places and times fixed by resolution of the Board of Directors,  or upon call of the chairman of the Board, if any, or  vice-chairman of the Board,  if any, the president,  an executive vice president or two-thirds of the directors then in office.

The secretary or officer  performing the secretary's  duties shall give not less than twenty-four hours' notice by letter, telegraph or telephone (or in person) of all special meetings of the Board of Directors,  provided that notice need not given of the annual  meeting or of regular  meetings  held at times and places  fixed  by  resolution  of the  Board.  Meetings  may be held at any time without  notice if all of the  directors  are  present,  or if those not present waive  notice in writing  either  before or after the  meeting.  The  notice of meetings of the Board need not state the purpose of the meeting.

SECTION 2.9.  PARTICIPATION  BY  CONFERENCE  TELEPHONE.  Members of the Board of Directors of the Corporation, or any committee thereof, may participate in a regular or special or any other  meeting of the Board or committee by means of conference  telephone or similar  communications  equipment by means of which all  persons  participating  in the  meeting  can  hear  each  other,  and  such participation shall constitute presence in person at such meeting.

SECTION  2.10.  ACTION BY  WRITTEN  CONSENT.  Any  action  required  or permitted  to be taken at any  meeting  of the  Board  of  Directors,  or of any committee thereof, may be taken without a meeting if prior or subsequent to such action  all the  members  of the  Board or such committee,  as the case may be, consent  thereto in  writing,  and the  writing or  writings  are filed with the minutes of the proceedings of the Board or committee.

SECTION 2.11.  QUORUM. A majority of the total number of directors then in office shall  constitute a quorum for the transaction of business;  but if at any  meeting of the Board  there be less than a quorum  present,  a majority  of those present may adjourn the meeting from time to time.

SECTION 2.12. BUSINESS. Business shall be transacted at meetings of the Board of Directors in such order as the Board may determine.  At all meetings of the Board of Directors,  the chairman of the Board, if any, the president, or in his absence the  vice-chairman,  if any, or an executive vice president,  in the order named, shall preside.

SECTION 2.13.  INTEREST OF DIRECTORS IN  CONTRACTS.  (a) No contract or transaction  between  the  Corporation  and  one or  more  of its  directors  or officers,  or between the  Corporation and any other  corporation,  partnership, association,  or other  organization  in which one or more of the  Corporation's directors or officers,  are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or  officer  is  present  at or  participates  in the  meeting  of the  Board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his relationship or interest and as to the contract or transaction  are disclosed or are known to the Board of Directors or the committee,  and the Board or committee in good faith authorizes the contract or  transaction  by the  affirmative  votes of a majority  of the  disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders  entitled to vote thereon,  and the contract or  transaction is  specifically  approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the Corporation as of the time it is  authorized,  approved  or  ratified,  by the Board of  Directors,  a committee of the Board of Directors or the stockholders.

(b) Interested  directors may be counted in determining the presence of a  quorum  at a  meeting  of the  Board of  Directors  or of a  committee  which authorizes the contract or transaction.

SECTION  2.14.   COMPENSATION  OF  DIRECTORS.   Each  director  of  the Corporation who is not a salaried officer or employee of the Corporation,  or of a subsidiary of the Corporation,  shall receive such allowances for serving as a director and such fees for  attendance  at meetings of the Board of Directors or the  executive  committee or any other  committee  appointed by the Board as the Board may from time to time determine.

SECTION 2.15.  LOANS TO OFFICERS OR  EMPLOYEES.  The Board of Directors may lend money to, guarantee any obligation of, or otherwise assist, any officer or other employee of the Corporation or of any  subsidiary,  whether or not such officer or  employee  is also a director of the  Corporation,  whenever,  in the judgment of the directors, such loan, guarantee, or assistance may reasonably be expected  to benefit the  Corporation;  provided,  however,  that any such loan, guarantee,  or other  assistance  given to an officer or employee  who is also a director of the Corporation must be authorized by a majority of the entire Board of Directors.  Any such loan, guarantee, or other assistance may be made with or without  interest and may be unsecured or secured in such manner as the Board of Directors  shall approve,  including,  but not limited to, a pledge of shares of the  Corporation,  and may be made upon such other terms and  conditions  as the Board of Directors may determine.

SECTION 2.16. NOMINATION. Subject to the rights of holders of any class or series of stock having a preference  over the common stock as to dividends or upon  liquidation,  nominations for the election of directors may be made by the Board of  Directors  or by any  stockholder  entitled to vote in the election of directors  generally.  However, any stockholder entitled to vote in the election of  directors  generally  may  nominate  one or more  persons  for  election  as directors at a meeting only if written  notice of such  stockholder's  intent to make such nomination or nominations has been given,  either by personal delivery or by United States mail,  postage prepaid,  to the secretary of the Corporation not later than (i) with  respect to an election to be held at an annual  meeting of stockholders, the close of business on the last day of the eighth month after the immediately preceding annual meeting of stockholders,  and (ii) with respect to an election to be held at a special meeting of stockholders  for the election of directors, the close of business on the fifth day following the date on which notice of such  meeting is first given to  stockholders.  Each such notice shall set forth:  (a) the name and address of the  stockholder who intends to make the nomination  and of the person or persons to be nominated;  (b) a  representation that the stockholder is a holder of record of stock of the Corporation  entitled to vote at such  meeting  and intends  to  appear  in person or by proxy at the meeting to  nominate  the  person or  persons  specified  in the  notice;  (c) a description of all  arrangements or  understandings  between the stockholder and each  nominee and any other  person or persons  (naming  such person or persons) pursuant  to  which  the  nomination  or  nominations  are  to be  made  by  the stockholder;  (d) such other information regarding each nominee proposed by such stockholder  as would be  required to be  included  in a proxy  statement  filed pursuant to the proxy rules of the Securities and Exchange  Commission,  had the nominee been nominated,  or intended to be nominated, by the Board of Directors, and; (e) the consent of each  nominee to serve as a director of the  Corporation if so elected.  The presiding  officer at the meeting may refuse to  acknowledge the  nomination  of any  person  not  made  in  compliance  with  the  foregoing procedure.

ARTICLE III

Committees

SECTION 3.1. COMMITTEES.  The Board of Directors, by resolution adopted by a  majority  of the  number  of  directors  then  fixed by these  By-Laws  or resolution  thereto,  may establish  such standing or special  committees of the Board as it may deem advisable,  and the members,  terms,  and authority of such committees shall be set forth in the resolutions establishing such committee.

SECTION 3.2.  EXECUTIVE  COMMITTEE NUMBER AND TERM OF OFFICE. The Board of Directors  may, at any meeting,  by majority  vote of the Board of Directors, elect from the directors an executive  committee.  The executive committee shall consist  of  such  number  of  members  as may be  fixed  from  time  to time by resolution  of the Board of  Directors.  The Board of Directors  may designate a chairman of the  committee who shall  preside at all meetings thereof,  and the committee  shall  designate  a member  thereof to preside in the  absence of the chairman.

SECTION 3.3. EXECUTIVE  COMMITTEE POWERS. The executive  committee may, while the  Board of  Directors  is not in  session,  exercise  all or any of the powers of the Board of Directors in all cases in which specific directions shall not  have  been  given by the  Board of  Directors;  except  that the  executive committee shall not have the power or authority of the Board of Directors to (i) amend the Certificate of Incorporation  or the By-Laws of the Corporation,  (ii) fill vacancies  on  the  Board  of  Directors,  (iii)  adopt  an  agreement  or certification  of  ownership,  merger or  consolidation,  (iv)  recommend to the stockholders  the sale,  lease or  exchange of all or  substantially  all of the Corporation's  property and assets,  or a dissolution  of the  Corporation or a revocation  of a  dissolution,  (v) declare a dividend,  or (vi)  authorize  the issuance of stock.

SECTION 3.4. EXECUTIVE COMMITTEE MEETINGS. Regular and special meetings of  the  executive  committee  may be  called  and  held  subject  to  the  same requirements  with respect to time,  place and notice as are  specified in these By-Laws  for regular and  special  meetings of the Board of  Directors.  Special meetings of the executive committee may be called by any member thereof.  Unless otherwise  indicated  in  the  notice  thereof,  any  and  all  business  may be transacted at a special or regular meeting of the executive  meeting if a quorum is  present.  At any meeting at which every  member of the  executive  committee shall be present, in person or by telephone, even though without any notice, any business  may be  transacted.  All action by the  executive  committee  shall be reported to the Board of Directors at its meeting next succeeding such action.

The executive committee shall fix its own rules of procedure, and shall meet  where  and as  provided  by such  rules or by  resolution  of the Board of Directors,  but in every case the  presence of a majority of the total number of members of the executive committee shall be necessary to constitute a quorum. In every case, the affirmative vote of a quorum shall be necessary for the adoption of any resolution.

SECTION 3.5. EXECUTIVE COMMITTEE VACANCIES.  The Board of Directors, by majority vote of the Board of Directors then in office,  shall fill vacancies in the executive committee by election from the directors.

ARTICLE IV

The Officers

SECTION 4.1. NUMBER AND TERM OF OFFICE. The officers of the Corporation shall  consist of, as the Board of Directors may determine and appoint from time to  time,  a  chief  executive  officer,  a  president,  one or  more  executive vice-presidents,  a secretary,  a  treasurer,  a  controller,  and/or such other officers  as may from  time to time be  elected  or  appointed  by the  Board of Directors,  including such additional vice-presidents with such designations, if any,  as  may be  determined  by the  Board  of  Directors  and  such  assistant secretaries and assistant  treasurers.  In addition,  the Board of Directors may elect a chairman of the Board and may also elect a vice-chairman  as officers of the Corporation.  Any two or more offices may be held by the same person. In its discretion,  the Board of Directors may leave  unfilled any office except as may be required by law.

The officers of the Corporation shall be elected or appointed from time to time by the Board of  Directors.  Each  officer  shall hold office  until his successor  shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the Board of Directors.

Each of the  salaried  officers  of the  Corporation  shall  devote his entire  time,  skill and energy to the business of the  Corporation,  unless the contrary is expressly  consented  to by the Board of Directors or the  executive committee.

SECTION  4.2.  REMOVAL.  Any  officer  may be  removed  by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby.

SECTION 4.3. THE CHAIRMAN OF THE BOARD.  The chairman of the Board,  if any, shall preside at all meetings of stockholders and of the Board of Directors and shall  have such  other  authority  and  perform  such  other  duties as are prescribed by law, by these By-Laws and by the Board of Directors.  The Board of Directors may designate the chairman of the Board as chief executive officer, in which  case he  shall  have  such  authority  and  perform  such  duties  as are prescribed by these  By-Laws and the Board of Directors for the chief  executive officer.

SECTION 4.4. THE VICE-CHAIRMAN.  The vice-chairman,  if any, shall have such  authority and perform such other duties as are prescribed by these By-Laws and by the  Board  of  Directors.  In the  absence  or  inability  to act of the chairman of the Board and the president, he shall preside at the meetings of the stockholders  and of the Board of  Directors  and shall have and exercise all of the powers and duties of the chairman of the Board.  The Board of Directors  may designate the vice-chairman as chief executive  officer,  in which case he shall have such  authority and perform such duties as are  prescribed by these By-Laws and the Board of Directors for the chief executive officer.

SECTION 4.5. THE PRESIDENT. The president shall have such authority and perform such duties as are prescribed by law, by these By-Laws,  by the Board of Directors and by the chief executive  officer (if the president is not the chief executive officer).  The president,  if there is no chairman of the Board, or in the absence or the inability to act of the chairman of the Board,  shall preside at all meetings of stockholders and of the Board of Directors.  Unless the Board of Directors  designates the chairman of the Board or the vice-chairman as chief executive officer,  the president shall be the chief executive officer, in which case he shall have such  authority and perform such duties as are  prescribed by these By-Laws and the Board of Directors for the chief executive officer.

SECTION 4.6. THE CHIEF EXECUTIVE OFFICER. Unless the Board of Directors designates  the chairman of the Board or the  vice-chairman  as chief  executive officer, the president shall be the chief executive officer. The chief executive officer of the Corporation shall have,  subject to the supervision and direction of the Board of Directors,  general  supervision  of the business,  property and affairs of the Corporation,  including the power to appoint and discharge agents and employees, and the powers vested in him by the Board of Directors, by law or by these By-Laws or which usually attach or pertain to such office.

SECTION  4.7.  THE  EXECUTIVE  VICE-PRESIDENTS.  In the  absence of the chairman of the Board, if any, the president and the  vice-chairman,  if any, or in the event of their inability or refusal to act, the executive  vice-president (or in the event there is more than one executive vice-president,  the executive vice-presidents  in the order designated,  or in the absence of any designation, then in the order of their election) shall perform the duties of the chairman of the Board, of the president and of the vice-chairman,  and when so acting, shall have all the powers of and be subject to all the restrictions  upon the chairman of the Board, the president and the vice-chairman.  Any executive vice-president may sign, with the secretary or an authorized assistant secretary,  certificates for stock of the Corporation and shall perform such other duties as from time to time may be assigned to him by the  chairman of the Board,  the  president,  the vice-chairman, the Board of Directors or these By-Laws.

SECTION 4.8. THE VICE-PRESIDENTS.  The  vice-presidents,  if any, shall perform such duties as may be assigned to them from time to time by the chairman of the Board, the president, the vice-chairman, the Board of Directors, or these By-Laws.

SECTION 4.9. THE TREASURER. Subject to the direction of chief executive officer and the Board of Directors,  the treasurer shall have charge and custody of all the funds and securities of the Corporation;  when necessary or proper he shall  endorse  for  collection,  or  cause to be  endorsed,  on  behalf  of the Corporation, checks, notes and other obligations, and shall cause the deposit of the same to the credit of the Corporation in such bank or banks or depositary as the Board of Directors  may designate or as the Board of Directors by resolution may authorize;  he shall sign all receipts and vouchers for payments made to the Corporation  other than routine  receipts and vouchers,  the signing of which he may  delegate;  he shall  sign all  checks  made by the  Corporation  (provided, however,  that the Board of Directors  may authorize and prescribe by resolution the  manner in which  checks  drawn on banks or  depositories  shall be  signed, including  the use of facsimile  signatures,  and the manner in which  officers, agents or employees shall be authorized to sign);  unless otherwise  provided by resolution of the Board of Directors, he shall sign with an officer-director all bills of exchange and promissory notes of the Corporation;  whenever required by the Board of  Directors,  he shall  render a statement of his cash  account;  he shall enter  regularly full and accurate  account of the Corporation in books of the Corporation to be kept by him for that purpose;  he shall, at all reasonable times,  exhibit his books and accounts to any director of the  Corporation  upon application at his office during business  hours;  and he shall perform all acts incident to the position of  treasurer.  If required by the Board of  Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such sure ties as the Board of Directors may require.

SECTION 4.10.  THE SECRETARY.  The secretary  shall keep the minutes of all  meetings  of the Board of  Directors,  the  minutes of all  meetings of the stockholders  and  (unless  otherwise  directed by the Board of  Directors)  the minutes of all committees,  in books provided for that purpose;  he shall attend to the giving and serving of all notices of the Corporation; he may sign with an officer-director  or any  other  duly  authorized  person,  in the  name  of the Corporation,  all  contracts  authorized  by the  Board of  Directors  or by the executive  committee, and,  when so ordered by the Board of  Directors  or the executive committee,  he shall affix the seal of the Corporation thereto; he may sign with the  president  or an executive  vice-president  all certificates  of shares of the  capital  stock;  he shall have charge of the  certificate  books, transfer books and stock  ledgers,  and such other books and papers as the Board of Directors or the executive  committee may direct,  all of which shall, at all reasonable  times, be open to the examination of any director,  upon application at the secretary's office during business hours; and he shall in general perform all the duties  incident to the office of the secretary,  subject to the control of the chief executive officer and the Board of Directors.

SECTION  4.11.  THE  CONTROLLER.  The  controller  shall  be the  chief accounting  officer of the Corporation.  Subject to the supervision of the Board of Directors,  the chief  executive  officer and the  treasurer,  the controller shall provide for and maintain  adequate records of all assets,  liabilities and transactions  of  the  Corporation,  shall  see  that  accurate  audits  of  the Corporation's  affairs are currently and adequately  made and shall perform such other duties as from time to time may be assigned to him.

SECTION 4.12. THE ASSISTANT TREASURERS AND ASSISTANT  SECRETARIES.  The assistant treasurers shall respectively,  if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors may determine.  The assistant  secretaries as thereunto authorized by the Board of Directors may sign with the chairman of the Board,  the  president,  the  vice-chairman  or  an  executive   vice-president, certificates  for stock of the  Corporation,  the issue of which shall have been authorized by a resolution of the Board of Directors.  The assistant  treasurers and  assistant  secretaries,  in general,  shall perform such duties as shall be assigned  to them by the  treasurer  or the  secretary,  respectively,  or chief executive officer, the Board of Directors, or these By-Laws.

SECTION  4.13.  SALARIES.  The salaries of the officers  shall be fixed from time to time by the Board of  Directors,  and no officer shall be prevented from  receiving  such salary by reason of the fact that he is also a director of the Corporation.

SECTION 4.14. VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors or by the executive committee, any officer,  director or any person or  persons  appointed  in  writing  by any of them,  shall  have full power and authority in behalf of the  Corporation  to attend and to act and to vote at any meetings of  stockholders  of any  corporation in which the Corporation may hold stock,  and at any such meeting  shall  possess and may exercise any and all the rights and powers  incident to the  ownership of such stock,  and which,  as the owner thereof,  the  Corporation  might have possessed and exercised if present. The Board of Directors may confer like powers upon any other person or persons.

ARTICLE V

Contracts and Loans

SECTION  5.1.  CONTRACTS.  The Board of  Directors  may  authorize  any officer or officers,  agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION  5.2.  LOANS.  No loans  shall be  contracted  on behalf of the Corporation and no evidences of indebtedness  shall be issued in its name unless authorized  by a resolution  of the Board of  Directors.  Such  authority may be general or confined to specific instances.

ARTICLE VI

Certificates for Stock and Their Transfer

SECTION 6.1. CERTIFICATES FOR STOCK. Certificates representing stock of the  Corporation  shall be in such  form as may be  determined  by the  Board of Directors.  Such certificates  shall be signed by the chairman of the Board, the president,  the  vice-chairman  or an executive  vice-president  and/or  by the secretary or an authorized assistant secretary and shall be sealed with the seal of the  Corporation.  The seal may be a  facsimile.  If a stock  certificate  is countersigned  (i)  by a  transfer  agent  other  than  the  Corporation  or its employee, or (ii) by a registrar other than the Corporation or its employee, any other  signature on the  certificate  may be a facsimile.  In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been  placed  upon a  certificate  shall  have  ceased  to be such  officer, transfer agent, or registrar before such certificate is issued, it may be issued by the  Corporation  with the same effect as if he were such  officer,  transfer agent or registrar  at the date of issue.  All  certificates  for stock shall be consecutively  numbered or otherwise identified.  The name of the person to whom the shares of stock represented thereby are issued, with the number of shares of stock and date of issue,  shall be entered on the books of the Corporation.  All certificates  surrendered to the  Corporation for transfer shall be canceled and no new  certificates  shall be issued  until the former  certificate  for a like number of shares of stock shall have been surrendered and canceled, except that, in the event of a lost,  destroyed  or mutilated  certificate,  a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 6.2. TRANSFERS OF STOCK.  Transfers of stock of the Corporation shall be made  only on the  books of the  Corporation  by the  holder  of record thereof or by his legal  representative,  who shall furnish  proper  evidence of authority  to  transfer,  or by his attorney  thereunto  authorized  by power of attorney duly executed and filed with the secretary of the  Corporation,  and on surrender for  cancellation  of the  certificate  for such stock.  The person in whose  name  stock  stands on the books of the  Corporation  shall be deemed the owner thereof for all purposes as regards the Corporation.

ARTICLE VII

Fiscal Year

SECTION 7.1.  FISCAL  YEAR.  The fiscal year of the  Corporation  shall begin  on the  first  day of  January  in each  year  and end on the last day of December in each year.

ARTICLE VIII

Seal

SECTION 8.1.  SEAL.  The Board of Directors  shall  approve a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation.

ARTICLE IX

Waiver of Notice

SECTION  9.1.  WAIVER OF NOTICE.  Whenever any notice is required to be given  under the  provisions  of these  By-Laws or under the  provisions  of the Certificate of  Incorporation  or under the provisions of the corporation law of the state of incorporation,  waiver thereof in writing,  signed by the person or persons  entitled  to such  notice,  whether  before  or after  the time  stated therein, shall be deemed equivalent to the giving of such notice.  Attendance of any person at a meeting  for which any notice is  required to be given under the provisions of these By-Laws, the Certificate of Incorporation or the corporation law of the state of  incorporation  shall  constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting,  at the beginning of the meeting,  to the  transaction  of any business  because the meeting is not lawfully called or convened.

ARTICLE X

Amendments

SECTION  10.1.  AMENDMENTS.  These  By-Laws may be altered,  amended or repealed and new By-Laws may be adopted at any meeting of the Board of Directors of the Corporation by the  affirmative  vote of a majority of the members of the Board, or by the affirmative vote of a majority of the outstanding capital stock of the  Corporation  (assessed  upon the  basis of votes and not on the basis of number of shares)  entitled to vote  generally  in the  election  of  directors, voting together as a single class.

ARTICLE XI

Indemnification

SECTION 11.1.  INDEMNIFICATION.  The  Corporation  shall  indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware, as amended from time to time.

EXHIBIT M

INTERNATIONAL GOOD STANDING CERTIFICATE

To be provided.

M-1

EXHIBIT N

INTERNATIONAL DISCLOSURE SCHEDULE

28-Dec-07
Exhibit N
Artfest International, Inc.

Current Debt

Bank of America Visa Card	$16,215.79	used for operational costs
GMAC	$6,235.89	This is to settle up a truck lease that Joe Walsh stuck us with Original amount was $8314. They offered to settle of $6235
World Financial Services	$650.00	for sending out a email blast for us
Lease Finance Group	$799.00
This is for the lease on 2 credit card machines that Conrad Selle originally guaranteed payment.  It runs 14 more months at 57.07 per month per machine.
The equipment was lost when we closed the galleries
The two lease numbers are 1102555 and 1166605

Canyon Tax and Bookking	$1,500.00	Completion of 2005 taxes dated 12-20-07
Canyon Tax and Bookking	$1,500.00	Completion of 2006 taxes dated 12-20-07
Canyon Tax and Bookking	$2,790.29	Completion of 3rd quarter financials dated 12-05-07
Klingman Furniture	$20,000.00
This is a Walsh deal that went bad.  He took possession of over $200,000 worth of furniture from Klingman on consignment.  Most was returned but there was an amount he couldn't "find", so Klingman billed us for the missing amount.  Klingmans is current selling and I had hoped the debt will be overlooked in the process but they sent me a letter agreeing to settle for $20,000.
I wouldn't be surprise if the amount couldn't be reduced with an offer.

Shulman Hodges and Bastin	$2,770.00	Corporate attorney. We paid a $5,000.00 retainer so there should be a refund.

Monthly Payments
First Data	$79.95	Credit card processing. It is deducted from our bank account every month.
Bank of America - VISA	$400.00	varies
Sprint	$265.00	This is a cell phone contract left over from Walsh. I am not sure how much longer it runs.
Lease Finance Group	$57.07	Lease payment on credit card machines

Disputed Bills - Some Amounts unknown
Zaira Sepulveda	???	The Key West gallery was leased from her. We broke it in April, 2006 because we closed the gallery. She took our 3 month deposit and released it in a month or so. She might have a weak claim.
Grand Rapids Landlord	??
This is one of Walsh's more confusing deals.  This was a lease for space in a mall.  The mall was having problems getting and keeping tenents. The management also changed.
Walsh originally gave the landlord 1,000,000 shares which he claimed was for rent.
We refused to pay them because of the stock.
It was broken in May 2006
Any claim would be very questionable

Reimburseable Expenses Paid by Ditto After November 31
11/19/2007	$689.50	Equity Technology Group for Edgarizing Charged to personal MC
12/3/2007	$2,000.00	transferred from personal acct to pay bills
12/7/2007	$500.00	transferred from personal acct to pay bills
12/15/2007	$120.00	three months of Vontage for our 800 number charged to personal VISA
12/13/2007	$3,000.00	transferred from personal acct to pay bills
Total of $6,309.50 Reimbursement to Ditto

N-1

28-Dec-07

Artfest International, Inc.

Exhibit N page 2

Notes or long term debts other than Ditto Family Trust.
We have actual documents on file for the first group.
Some are unsigned but the bank deposit at the time of each reflects receipt of their payments.
We have no documentation for the second group but the bank statements at the time of each record receipt of their payments.

Garrison	8/27/2004	$20,000.00
Anderson	4/9/2007	$17,500.00	6-3-05 repaid $10,000.
Anderson	8/18/2004	$20,000.00
Grimm	7/7/2004	$30,000.00
Bremmer	6/30/2004	$20,000.00
Reiffer	3/17/2004	$2,500.00
Dupon	6/28/2007	$20,000.00
Selle, D	4/16/2004	$17,500.00
Clausing	3/14/2004	$5,000.00
Selle, C	5/15/2007	$35,000.00
Usiak	8/27/2004	$10,000.00
Schubart	8/18/2004	$20,000.00
Hogdahl	1/1/2005	$35,000.00
Hogdahl	10/18/2007	$20,000.00
Trent	6/24/2004	$15,000.00
Art Network	9/15/2005	$18,682.05

Sells, C	4/23/2003	$20,100.00
Bobby Melton	5/30/2003	$24,000.00
Fleck, D	10/6/2004	$5,000.00
Fleck, D	10/13/2004	$5,000.00
Fleck, D	11/24/2004	$1,600.00
Cliff & Mary	8/27/2004	$6,000.00

N-2

EXHIBIT O

ARTFEST INTERNATIONAL, INC.
RESOLUTION OF THE BOARD OF DIRECTORS

At the meeting of the Board of Directors of ArtFest International, Inc. (“Company”) held on December 5, 2007, the following resolutions were proposed and approved by the Board:

WHEREAS, the Company wishes to acquire Art Channel, Inc. (ACI), a privately held corporation, through a tax-free share exchange agreement (hereinafter, the “Acquisition”), whereupon ACI shall become a wholly owned subsidiary of the Company.

WHEREAS, in connection with the Acquisition, each issued and outstanding share ACI’s common stock shall be deemed cancelled and converted into the right to receive, as applicable, 28,000,000 newly issued shares of the Company’s common stock.

BE IT RESOLVED, that the Board approves the Acquisition, and in connection hereto, the issuance of 28,000,000 shares of the Company’s common stock to complete the Acquisition; and

BE IT FURTHER RESOLVED, the Company intends to have the Acquisition completed by January 31, 2008, or sooner.

Date: December 5, 2007

CHAIRMAN

____________________________
Larry S. Ditto

DIRECTOR

____________________________
Eric Hansen

DIRECTOR

____________________________
Mark Gordon

O-1

EXHIBIT P

ARTFEST INTERNATIONAL, INC.
RESOLUTION OF THE MAJORITY SHAREHOLDERS

At the meeting of the Majority Shareholders (the “Shareholders”) of ArtFest International, Inc. (the “Company”) held on December 5, 2007, collectively holding over 66.7% of the shares of the Company, the following resolutions were approved by the Shareholders:

WHEREAS, the Company wishes to acquire Art Channel, Inc. (ACI), a privately held corporation, through a tax-free share exchange agreement (hereinafter, the “Acquisition”), whereupon ACI shall become a wholly owned subsidiary of the Company.

WHEREAS, in connection with the Acquisition, each issued and outstanding share ACI’s common stock shall be deemed cancelled and converted into the right to receive, as applicable, 28,000,000 newly issued shares of the Company’s common stock.

BE IT RESOLVED, that the Shareholders approve the Acquisition, and in connection hereto, the issuance of 28,000,000 shares of the Company’s common stock to complete the Acquisition and that such Acquisition be completed by January 31, 2008, or sooner.

Majority Shareholder

________________________

________________________	____________/_____________
Printed Name	No. of Shares % Ownership

Majority Shareholder

________________________

________________________	____________/_____________
Printed Name	No. of Shares % Ownership

Majority Shareholder

________________________

________________________	____________/_____________
Printed Name	No. of Shares % Ownership

Majority Shareholder

________________________

________________________	____________/_____________
Printed Name	No. of Shares % Ownership

P-1

EXHIBIT Q

LIST OF SHAREHOLDERS OF INTERNATIONAL

Deleted from SEC Filing due to the confidential nature of the information.

Q-1

EXHIBIT R

INTERNATIONAL CERTIFICATE

Waived by the Parties.

R-1

EXHIBIT S

CHANNEL CERTIFICATE

Waived by the Parties.

S-1

EXHIBIT T

INDEMNIFICATION LETTER AGREEMENT

From:	The Indemnifying Party
(Name and Address)

To:	The Indemnified Party
(Name and Address)

Date:

Gentlemen/Ladies:

This will confirm and acknowledge that pursuant to Article “20” of the Acquisition Agreement and Plan of Merger (the “Agreement”) dated as of the 26th day of December, 2007, by and among Artfest International, Inc., certain shareholders of Artfest International, Inc., Art Channel, Inc. and certain shareholders of Art Channel Inc., the undersigned acknowledges its liability for indemnification to you with respect to _________________ (description of claim) (the "Claim”), and will not take the position that it is not liable to you with respect to the Claim.  Such obligation is subject to all of the provisions, terms and conditions of the Agreement.

Very truly yours,

___________________________
Name of Indemnifying Party

By: ___________________________
(Authorized Signature)

STATE OF	)
) ss.:
COUNTY OF	)

On the ____ day of __________, ____ before me personally came __________ to me known, who, being by me duly sworn, did depose and say that that he or she is the ____________ of __________________________, the corporation described in and which executed the foregoing instrument; that he or she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he or she signed his or her name thereto by like order.

______________________________
Notary Public

T-1

EXHIBIT U

(Intentionally Deleted)

U-1

EXHIBIT V

(Intentionally Deleted)

V-1

EXHIBIT W

SHAREHOLDERS’ DESIGNATION

The Art Channel, Inc. shareholders, (the “Shareholders”) hereby irrevocably constitute and appoint Eddie Vasker with full power of substitution and re-substitution, as its and their true and lawful agent, attorney-in-fact and representative (such person and his appointed and designated successor or successors being herein referred to as the “Shareholder Representative”), with full power to act for and on behalf of the Shareholders, and each of them, for all purposes pursuant to the Acquisition Agreement, by and between Artfest International, Inc. (“ARTI”) and the Shareholders, (the “Agreement”) and in connection with the transactions therein contemplated including, without limitation, for purposes of: (i) determining the amount of damages  suffered or incurred by the Shareholders, (ii) receiving notices from ARTI given under this Agreement, of which the Shareholder Representative will give a copy to the Investors and the Shareholders as the Shareholder Representative deems necessary in his sole discretion, (iv) approving and agreeing with ARTI as to additions, deletions, changes, modifications and amendments to this Agreement and the Annexes hereto, except with respect to any addition, deletion, change, modification or amendment to a material financial term or condition of any of such documents that would materially, financially and adversely affect the Shareholders, (v) settling finally and completely any disputes or controversies among the parties hereto (other than solely among the Shareholders) with respect to the interpretation or effect of or damages or relief under this Agreement and any and all transactions contemplated hereby. The Shareholder Representative shall be entitled to reimbursement by the Shareholders from the consideration actually payable to the Shareholders or otherwise for all reasonable costs and expenses incurred by him in fulfilling his duties hereunder, and the Investors and the Shareholders agree among themselves that such costs and expenses shall be borne pro rata among them according to the number of Common Stock owned immediately after the Closing. The Shareholders agree that the Shareholder Representative may make reasonable requests for advances to cover such costs and expenses, and the Shareholders shall promptly make such advances. In no event shall ARTI be liable for any costs or expenses of any nature incurred by the Shareholder Representative in its capacity as such.  THE SHAREHOLDERS JOINTLY AND SEVERALLY, AGREE THAT THE SELLER REPRESENTATIVE SHALL HAVE NO LIABILITY TO THE SHAREHOLDERS FOR ACTION TAKEN OR OMITTED IN GOOD FAITH IN EXERCISING THE AUTHORITY GRANTED UNDER THIS SECTION.  ARTI shall not have any obligation or liability to indemnify or defend the Shareholder Representative in respect of any claim or liability asserted against the Shareholder Representative by any of the Shareholders or his successors or assigns. All determinations, decisions, actions and the like made by the Shareholder Representative shall be final, conclusive and binding upon all the Shareholders and all persons claiming under or through them.

_______________________________
Shareholder Name

_______________________________
Signature

W-1